LEASE

THIS LEASE, made this 21st day of February, 2018, by and between **BINGHAM CENTER OWNER LLC, a Delaware limited liability company** ("Landlord"), whose address is c/o NAI Farbman/Farbman Group, 28400 Northwestern Highway, 4th Floor, Southfield, MI 48034, and Altruis Benefit Consulting Inc, a Michigan corporation("Tenant") 30600 Telegraph Road Suite 1225 Bingham Farms, Michigan 48025.

WITNESSETH:

LEASED PREMISES

1. Landlord, in consideration of the rents to be paid and the covenants and agreements to be performed by Tenant, does hereby lease unto Tenant and Tenant accepts the Leased Premises which Landlord and Tenant agree contains 3,436 rentable square feet, commonly known as Suite 1225 at 30600 Telegraph Road, Bingham Farms, Michigan, more particularly shown on Exhibit "A", located in the Building now known as The Bingham Office Center (the "Building"), more particularly described on Exhibit "B", situated in the Village of Bingham Farms, Oakland County, Michigan, together with the right to use the common areas as defined in Paragraph 3 hereof, in common with Landlord, tenants and occupants (their agents, employees, customers and invitees) of the Building. Landlord expressly reserves the right to build an additional structure or structures on and/or relocate the parking areas presently surrounding the Building, subject to furnishing sufficient parking as required by the applicable building ordinances through parking structures or otherwise. Tenant hereby agrees not to interfere with such construction and/or relocation in any manner whatsoever, and waives any claim for damages during said period of construction and/or relocation, or as a result thereof. Landlord shall have the right to make reasonable rules and regulations governing the use of the occupied and common areas at the Building.

TERM

2. The term of this Lease shall be for a period of Thirty-seven (37) months commencing May 1, 2018 (the "Commencement Date") and expiring May 31, 2021 fully to be completed and ended (the "Expiration Date"), as the same may be extended as herein provided or as provided under Paragraph 3 hereof. In the event Landlord, for any reason, fails to deliver the Leased Premises on the Commencement Date, Landlord shall not be liable to Tenant for any damages as a result of Landlord's delay in delivering the Leased Premises, and the Commencement Date and the Expiration Date of this Lease shall both be postponed, respectively, until such time as the Leased Premises are ready for Tenant's occupancy. Landlord shall be the sole judge as to when the Leased Premises are ready for occupancy. Prior to delivery of possession, Tenant may, with Landlord's prior written consent, be permitted to install fixtures and other equipment, provided such installation does not interfere with or delay Landlord's construction work or the occupancy of any other person. It is agreed by Tenant that Landlord shall have no responsibility or liability whatsoever for any loss of, or damage to, any fixtures or other equipment so installed or left on the Leased Premises. It is understood and agreed between Landlord and Tenant that the Leased Premises covered by this Lease is being delivered by Landlord to Tenant in the condition indicated on Exhibit "C" attached hereto and made apart hereof, which identifies all work, if any, to be performed by Landlord to the Leased Premises, and, except with respect to such work identified on Exhibit "C", if any, the Leased Premises is being delivered by Landlord to Tenant in "AS IS" condition in all respects, and Landlord shall not be required to perform any work or furnish any materials in order to prepare same for Tenant's occupancy. Tenant's improvements to the Leased Premises, except as expressly provided in Exhibit "C" or in the Lease, shall be at Tenant's sole cost and expense. The Tenant taking possession of the Leased Premises shall be conclusive evidence as against the Tenant that the Leased Premises were in satisfactory condition when the Tenant took possession. No promise of the Landlord to alter, remodel or improve the Leased Premises or the Building and no representation respecting the condition of the Leased Premises or the Building have been made by Landlord to Tenant, unless the same is contained herein, or made a part hereof.

RENT

3. (a) Tenant shall pay to Landlord basic annual rent for the Leased Premises as follows:

Lease Term	Gross Per RSF	Per Month	Per Year
5/1/2018 – 5/31/2018	0.00	0.00	0.00
6/01/2018 - 5/31/2019	$16.00	$4,581.33	$54,976.96
6/01/2019 - 5/31/2020	$16.25	$4,652.92	$55,835.04
6/01/2020 - 5/31/2021	$16.50	$4,724.50	$56,694.00

Rent is payable, in advance, upon the first day of each and every month, at the office of Landlord or at such other location as the Landlord may from time to time request in writing, without any prior demand therefor and without any deduction or set-offs whatsoever; provided, however, that if the lease term shall commence on a day other than the first day of a calendar month or shall end on a day other than the last day of a calendar month, the rental for such first or last fractional month shall be such proportion of the monthly rental as the number of days in such fractional month bears to the total number of days in the calendar month; and provided further that if Tenant shall open for business prior to the Commencement Date, Tenant shall pay Landlord rental at the rate specified in this Paragraph 3(a) for the period from and including such opening to the Commencement Date, upon a monthly basis and prorata for any fractional month. Tenant shall pay a late fee of 5% of any amount due on all payments required to be made under this Lease which are postmarked after the respective due date or returned unpaid by Landlord or Landlord's agent depository bank. The parties acknowledge that the fee is intended solely to compensate Landlord for the additional costs incurred in processing the payments received late. Tenant shall also be responsible to Landlord for the payment of interest on any late payments at the highest legal rate permitted to be charged from the date payment(s) was due until the date payment has been received in collected funds.

(b) A "Lease Year" shall be a period consisting of twelve (12) consecutive calendar months commencing on the Commencement Date of this Lease, if such Commencement Date shall occur on the first day of a month and, if not, then the first Lease Year shall commence on the first day of the month next following the Commencement Date, and the term of the Lease thereby extended for such fraction of such month. Each succeeding Lease Year shall commence on the anniversary date of the first Lease Year. Landlord shall have the right (but not the obligation) to forward to Tenant a letter confirming the Commencement Date and the Expiration Date, which Tenant shall sign and return to Landlord by certified mail, return receipt requested, within fifteen (15) days of Tenant's receipt thereof, failing

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which Tenant shall be deemed to have approved the dates set forth in Landlord's correspondence.

(c) Tenant shall pay Landlord, as additional rent, those items set forth in Paragraphs 5(a) and 14 of this Lease and any incremental increases in the Operational Expenses (as defined herein) of Landlord to the extent such Operational Expenses exceed in any calendar year the amount of Operational Expenses paid by Landlord during the 2018 calendar year (the "Base Year"). The basic annual rent and all additional rent shall also be collectively referred to herein as "rent." Tenant shall pay Landlord such additional rent based on the ratio that the rentable square foot area of the Leased Premises bears to the rentable square foot area of the Building. Tenant's proportionate share of the annual incremental increases in the Operational Expenses for each calendar year and partial calendar year during the term of this Lease, as the same may be extended hereunder, shall be paid in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. In the event there is a deficiency in the total amount paid by Tenant and the actual amount due, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due within thirty (30) days after the furnishing of a billing statement thereof by Landlord which shall be a final, binding and non-disputable obligation of Tenant and Tenant shall waive any and all rights to dispute the same. For purposes of this Lease, "Operational Expenses" shall mean costs and expenses of every kind and nature paid or incurred by Landlord in operating, equipping, policing and protecting, lighting, heating, cooling, insuring, repairing, replacing and maintaining the Building, including, without limitation, all common areas, leaseable areas and leased areas, and further including the cost of insuring all property provided by Landlord which may at any time comprise the Building. Such costs and expenses shall include, but not be limited to, illumination, maintenance, installing and renting of Building signs, cleaning, lighting, snow removal, line painting, parking lot sealing, re-sealing and/or repaving and landscaping, gardening, planting, premiums for liability and property insurance, personal property taxes, supplies, holiday decorations, costs of installation, maintenance and replacement of equipment, the reasonable depreciation of maintenance equipment used in the operation and maintenance of the Building, (including, without limitation, all common areas, leaseable areas and leased areas), air conditioning, heating and ventilation systems, water systems and utilities associated therewith used to provide such service to Building tenants, property management fees, costs incurred in installing, maintaining and replacing energy saving utility equipment for the Building, total compensation and benefits (including premiums for workers compensation and other insurance), paid to or on behalf of employees involved in the performance of the aforesaid work, and an amount equal to fifteen (15%) percent of the total of all of the foregoing costs and expenses to cover Landlord's administrative costs. The term "common areas" shall mean the parking areas, roadways, pedestrian sidewalks, truckways, loading docks, delivery areas, landscaped areas, public bathrooms and comfort stations, public corridors, lobbies, vestibules, roof areas over the entire Building and structural outer walls and floors, flashings, gutters and downspouts and all other areas or improvements which may be provided by Landlord to the Building.

(d) In addition to the basic annual rent, Tenant shall pay, all as additional rent, any and all other amounts as hereinafter provided in this Lease, which shall be payable to Landlord at the time required hereunder, without further notice or demand and without deduction or set-off. Should any person and/or entity other than Tenant pay, on behalf of Tenant, any of the amounts due Landlord pursuant to the terms of this Lease, said payment shall not constitute a release of any of Tenant's past, present or future obligations under the Lease but shall constitute the automatic agreement of said person and/or entity to become a guarantor of all of Tenant's future monetary obligations under the Lease.

USE AND OCCUPANCY

4. (a) Tenant shall use and occupy the Leased Premises during the term of this Lease, as the same may be extended, solely for general office and associated administrative purposes and for no other purpose or purposes without the written consent of Landlord, which may be withheld by Landlord, in its sole discretion. Tenant shall be allowed 24-hour access to the Leased Premises. Provided, however, that any use shall be subject to the exclusive rights and special restrictions granted to other tenants in the Building by Landlord under previously executed lease agreements as set forth on Exhibit "D" attached hereto and made a part hereof and captioned "Exclusive Rights and Special Restrictions." Tenant's failure to comply with this Paragraph 4(a) shall be deemed a material breach of this Lease and, in such event, Landlord shall be entitled to exercise any remedy available to it in the event of a default by Tenant under this Lease. Tenant covenants to indemnify Landlord and/or its agents, and save them harmless from and against any and all claims, actions, damages, liability and expense, including actual reasonable attorney fees, in connection with the breach or threatened breach of this Paragraph 4(a). In case Landlord shall be made a party to any litigation commenced against Landlord or Tenant arising out of the Tenant's breach of this Paragraph 4(a), then Tenant shall protect and hold Landlord harmless and shall pay all costs, expenses and actual reasonable attorney fees incurred or paid by Landlord in connection with such litigation.

(b) Tenant shall not use the Leased Premises for any purpose in violation of any law, municipal ordinance or regulation, nor shall Tenant perform any acts or carry on any practices which may injure the Leased Premises or the Building in which the Leased Premises is located, or any of the common areas in or around the Building, nor shall Tenant be a nuisance, disturbance or menace to the other tenants of the Building. Tenant shall not commit any act which is a waste, or which may increase the cost of public liability insurance for the Building or which is otherwise in contravention of insurance underwriting regulations and, in the event Tenant causes an increase to the cost of the public liability insurance of the Building, then, in addition to Landlord's remedies available at law, equity or as provided in this Lease, Tenant shall also pay, as additional rent, the increase to such public liability insurance, which shall be paid to Landlord within seven (7) days after the furnishing of a statement thereof by Landlord. Tenant, at its sole cost and expense, shall comply with any directive or requirement of law or any governmental authority which shall impose any duty upon Tenant or Landlord with respect to the Leased Premises or the use or occupation thereof, by reason of the Tenant's occupancy or use of the Leased Premises including, but not limited to, ADA and hazardous waste compliance requirements. Upon breach of any of the terms of this paragraph, in addition to all other rights of Landlord, Landlord, at its option, shall have the right to terminate this Lease forthwith and to re-enter and repossess the Leased Premises.

UTILITIES

5. (a) Landlord shall furnish to the Leased Premises during the hours from 8:00 a.m. to 6:00 p.m., Mondays through Fridays [and 8:00 a.m. to 1:00 p.m. on Saturdays], federal, state and local holidays excepted (collectively, "Business Hours") such amounts of air conditioning, heating and ventilation as may be reasonably necessary, as determined by Landlord. Subject to the following, Landlord shall at all times furnish the Leased Premises with elevator service and reasonable amounts of electric current for normal lighting of Landlord's Building

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standard overhead fluorescent and incandescent fixtures, and for [fractional horsepower] office machines not requiring dedicated lines or consuming above-standard amounts of electricity, and shall furnish the common areas of the Building with water for lavatory and drinking purposes. Landlord may impose a reasonable charge for any utilities or services ("Excess Services") required to be provided by Landlord by reason of any excessive use or by reason of any substantial recurrent use of the Leased Premises at any time other than Business Hours, with such charges to be paid to Landlord as additional rent. Tenant shall pay Landlord, as additional rent, the cost of electrical service provided to the Leased Premises at the annual rate of $1.25 per rentable square foot. At Landlord's discretion, such additional rent may be determined by either of the following methods as determined by Landlord: (i) an electrical meter may be installed to meter the actual electrical usage of the Leased Premises or (ii) such electrical charges as incurred in the Leased Premises shall be paid and determined based on the ratio that the rentable square foot area of the Leased Premises bears to the rentable square foot area of the Building. If Landlord elects to install a meter or sub-meter to measure the electrical usage within the Leased Premises (whether prior to Tenant's occupancy of the Leased Premises or during its term), Tenant shall cooperate with Landlord to permit said installation. Tenant recognizes and agrees that such installation shall require the temporary shut down of electricity to the Leased Premises for safety reasons and to permit Landlord to verify and check that all power is properly hooked up to the meter or sub-meter. Additional rent shall be paid in monthly installments on or before the first day of each calendar month, in advance, as determined by Landlord. Landlord shall charge Tenant, as additional rent, for the following services: (a) for each overhead fluorescent and/or incandescent bulb or tube replaced by Landlord, the cost of labor and materials (with a minimum one-half [1/2] hour labor charge) at the Landlord's then current hourly rates for labor and Landlord's then current charges for materials, plus a fifteen (15%) percent administrative fee charge with respect to said materials used; and, (b) for heating and ventilation service requested by Tenant during non-business Hours, a charge at the Landlord's then current hourly rates. Landlord shall provide janitorial service as per the Tenant Handbook prepared by Landlord, which handbook's content is solely determined by Landlord and may be amended at Landlord's sole discretion; provided, however, that Tenant shall pay for any additional or unusual janitorial services required by reason of any non-Building standard improvements in the Leased Premises, including without limitation, wall coverings and floor coverings, installed by or for Tenant. Tenant may contract directly for providers for any additional service, with Landlord approval. Provided further that should Tenant elect not to use any such utilities or services, as provided herein, there will be no rent abatement and Tenant shall pay the full rent reserved herein. Landlord shall not be liable for any interruption in or failure of such services or utilities when such failure is caused by accidents, strikes, lockouts, mechanical difficulties or for interruptions in connection with the making of repairs or improvements to the Leased Premises or the Building in which the Leased Premises is located, or governmental water, energy or other conservation program, or any other causes beyond Landlord's control. No such failure shall entitle Tenant to any damages, relieve Tenant of the obligation to pay the full rent reserved herein or constitute or be construed as a constructive or partial eviction of Tenant.

(b) Tenant shall not use any electrical equipment, which in Landlord's reasonable opinion, will be in excess of normal office usage, as determined by Landlord (examples of items that require excess electricity, but without limitation of such, include supplemental HVAC units and/or equipment that uses more than one dedicated circuit) or will overload the wiring installations or interfere with the reasonable use thereof by Landlord or other tenants or create heat loads in excess of those reasonably capable of being handled by Landlord's air conditioning or other utility equipment. Tenant shall not connect any apparatus, machine or device with water pipes or electric current (except through existing electrical outlets in the Leased Premises), for the purpose of using electric current or water. If Tenant shall require electric current or water in excess of that which Landlord is obligated to furnish under Paragraph 5(a) above, Tenant shall first obtain the consent of Landlord (which Landlord may refuse) to the use thereof, and, in such event, Landlord may cause an electric meter or sub-meter or water meter to be installed in the Leased Premises to measure the consumption of electric current or water. The cost of any such meter and of installation, maintenance and repair thereof shall be paid for by Tenant and Tenant shall reimburse Landlord promptly upon demand thereof by Landlord for the consumption as shown by said meter, at the rates charged for such services by the local public utility furnishing the same, plus any additional expense incurred in keeping account of said consumption. Tenant recognizes and agrees that such installation shall require the temporary shut down of electricity to the Leased Premises for safety reasons and to permit Landlord to verify and check that all power is properly hooked up to the meter or sub-meter. Tenant shall cooperate with Landlord to permit said installation.

REPAIRS

6. Tenant shall be obligated to keep the entire Leased Premises in good repair and to make all repairs and replacements in the Leased Premises, including but not limited to all electrical, plumbing and hardware (i.e. kitchenettes and related items), repairs necessary within the Leased Premises and all items specifically built out for Tenant as a part of Exhibit "C". In addition, Tenant shall be solely responsible for the cost of all repairs and replacements in the Building and/or the common areas arising from the act, neglect or default of Tenant, its officers, employees, agents, contractors, licensees and invitees. If any portion of the interior of the Leased Premises shall be in need of repair and/or replacement, Tenant shall notify Landlord of the item(s) to be repaired and/or replaced. Landlord shall then arrange for the repair and/or replacement of said items(s). The total cost of said repairs and/or replacements shall be either prepaid to Landlord or billed to Tenant, as determined by Landlord. In the event Tenant fails to keep the Leased Premises in the condition called for above or in the event that damages occur to the Building and/or the common areas arising from the act, neglect or default of Tenant, its officers, employees, agents, contractors, licensees and invitees, and upon Tenant's failure to correct any such failure within five (5) days after written notice thereof from Landlord (except in the event of an emergency), Landlord may, but shall not be required to do so, make all or any part of said repairs or replacements and Tenant shall pay the cost thereof to Landlord upon demand, plus an amount equal to fifteen (15%) percent of the total of the foregoing costs and expenses to cover Landlord's administrative costs, non-payment of which shall entitle Landlord to exercise any remedy available to it in the event of the non-payment by Tenant of rental or any other charge due to Landlord under this Lease. Tenant shall, upon expiration of the term of this Lease, as the same may be extended, yield and deliver up the Leased Premises in like condition as when taken, reasonable wear and tear excepted. Tenant's obligation upon expiration of the Lease shall include, but not be limited to, the removal of all its equipment and personal property, telephone systems and cabling, computer data communication systems and security systems. Tenant shall commit no act of waste, and shall conform to all governmental or department laws, orders or regulations. In the event Landlord shall deem it necessary to repair, alter, remove, reconstruct or improve any part of the Leased Premises or of the Building in which the Leased

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Premises are located (unless the same result from Tenant's act, neglect, default or mode of operation in which event Tenant shall make all such repairs, alterations and improvements), then if the making of such repairs, alterations or improvements cause any interference with Tenant's use of the Leased Premises, such interference shall not relieve Tenant from the full performance of all of its obligations hereunder nor entitle Tenant to any abatement or reduction of rent.

ALTERATIONS

7. (a) Tenant shall not make any alterations, additions or improvements to the Leased Premises (whether or not the same may be structural in nature) without Landlord's prior written consent and then only at times and by contractors or mechanics approved by Landlord. All alterations, additions or improvements made by either party hereto to the Leased Premises, except movable office furniture and movable equipment installed at Tenant's expense, shall become the property of Landlord and remain upon and be surrendered with the Leased Premises at the expiration of the term hereof, as the same may be extended, and all property remaining in the Leased Premises after the last day of the term of this Lease shall conclusively be deemed abandoned by Tenant, or may be removed and stored by Landlord, at Tenant's cost. Notwithstanding the above, Landlord, by written notice to Tenant, given thirty (30) days prior to the expiration of the Lease term, as the same may be extended, or prior to the sooner termination thereof, may require Tenant to remove, at its sole cost and expense, all or any part of such alterations and repair any damage caused by such installation or removal.

(b) All work done by Tenant with respect to the Leased Premises shall be pursuant to and in accordance with all necessary licenses and permits, which Tenant shall obtain at its sole expense. Such work shall conform to all applicable statutes, ordinances, regulations and codes and to the requirements of all other regulatory authorities. Tenant shall protect the Landlord and/or other adjoining tenants from construction damage and Tenant shall be liable therefor. All contractors or subcontractors used by Tenant shall be bondable, licensed contractors capable of performing quality workmanship. Tenant shall secure, pay for and maintain or cause its contractors to secure, pay for and maintain, during the performance of any work to the Leased Premises, such insurance as may be reasonably requested by Landlord at the time Tenant obtains Landlord's consent to complete such alterations, additions and improvements to the Leased Premises, as provided in Paragraph 7(a) above, certificates of which shall be furnished to Landlord prior to the commencement of such construction and, if requested by Landlord, such certificates shall name Landlord as an additional insured and shall provide that such insurance policies shall not be altered or terminated without not less than thirty (30) days prior written notice to Landlord. In addition to the foregoing, and prior to commencing such work, Tenant shall furnish Landlord with its proposed plans and specifications (the "Plans") prior to the commencement of such construction. Landlord's approval of any such Plans shall in no way relinquish Tenant from its obligations to confirm that such Plans are in accordance with all applicable statutes, ordinances, regulations and codes.

MECHANICS LIEN

8. Tenant shall keep the Leased Premises and the Building free from any mechanics' liens arising out of any work performed, materials furnished or obligations incurred by or on behalf of Tenant. Tenant shall indemnify, defend and hold harmless Landlord from and against any such lien or claim or action thereof, and reimburse Landlord promptly upon demand therefor by Landlord for costs of suit and attorney fees incurred by Landlord in connection with any such claim or actions and any expenses including, without limitation, costs of bonding if Tenant shall fail to discharge any such lien. Failure of Tenant to discharge the lien or, if contested, to provide such bond, shall constitute a material default under this Lease and in addition to any other right or remedy of Landlord hereunder, Landlord may, but shall not be obligated to, discharge the same of record by paying the amount claimed to be due, and, in such event, the amount so paid by Landlord and all costs and expenses incurred by Landlord therewith, including actual reasonable attorney fees and interest at the default rate provided under this Lease, shall be due and payable by Tenant to Landlord within five (5) days after written request therefor.

ASSIGNMENT OR SUBLEASE

9. (a) Except as otherwise provided in Paragraph 9(g), Tenant shall not assign or transfer this Lease or hypothecate or mortgage the same or sublet the Leased Premises or any part thereof without the prior written consent of Landlord, which shall not be unreasonably withheld, conditioned or delayed. No request for assignment, sublet, mortgage or other hypothecation of the Lease shall be submitted by Tenant or reviewed by Landlord so long as Tenant is in any manner in default of its obligations under the Lease. Further it shall not be unreasonable to withhold consent to any assignment or sublease to any person or entity (i) that is not reputable as an experienced business, (ii) that has net worth less than Tenant's on the date of execution of this Lease, (iii) that would by nature of its business violate the use clause of this Lease, (iv) that would by the number of its employees place undue strain on the parking or systems of the Building, (v) that is a tenant or affiliate of a tenant in the Building or a party with whom Landlord is negotiating for space in the Building or has negotiated for space in the Building during the last twelve (12) months, (vi) that is unwilling or unable to secure a guarantee of the obligations imposed by the Lease from principals of such entity if such entity is not a natural person, or (vii) if Tenant has previously been in default of the Lease, beyond any applicable cure period. Any purported assignment, transfer (including transfers by operation of law or otherwise), hypothecation, mortgage or subletting without such written consent of Landlord shall be null and void, and shall constitute a material default hereunder entitling Landlord, without giving notice of default pursuant to Paragraph 23(b) hereof, to exercise any and all remedies afforded Landlord hereunder and at law in the event of an uncured material default by Tenant hereunder, including, without limitation, the right to terminate this Lease and to re-enter and repossess the Leased Premises and the immediate right to injunctive relief to prohibit the purported assignment transfer, hypothecation, mortgage or subletting. If Tenant shall be in breach of any of the terms of this Paragraph 9, the individual executing this Lease agrees to personally guarantee all of the terms and obligations under this Lease.

(b) If Tenant desires at any time to assign this Lease or to sublet the Leased Premises, or any portion thereof, it shall first give Landlord written notice, such notice containing (i) the name and nature of business of the proposed subtenant or assignee; (ii) the terms and provisions of the proposed sublease or assignment; and (iii) such financial information as Landlord may reasonably request concerning the proposed subtenant. In addition to the foregoing, Tenant shall provide Landlord with any additional information regarding the proposed subtenant or assignee which Landlord shall reasonably request and shall be responsible for Landlord's legal or administrative fees and costs in reviewing Tenant's request, whether or not such request is ultimately approved by Landlord.

(c) No assignment or sublease by Tenant, whether with or without the consent of Landlord, shall relieve Tenant of any obligation to be performed by Tenant under this Lease, whether arising before or after the assignment

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or sublease. The consent by Landlord to any assignment or sublease shall not relieve Tenant from the obligation to obtain Landlord's express written consent to any subsequent assignment or sublease. Any assignment or sublease which is not in compliance with this paragraph shall be void and, at the option of Landlord, shall constitute a material default by Tenant under this Lease. The acceptance of rent by Landlord from a proposed assignee or sublessee shall not be deemed consent, nor shall it constitute a release of Tenant from any obligation under this Lease.

(d) Tenant's sole and exclusive remedies against Landlord as regards this Paragraph 9, including but not limited to Landlord's failure to consent to an assignment or sublease, shall be restricted to a declaratory judgment and an injunction for the relief sought (i.e., no money damages).

(e) In respect to any subletting permitted hereunder, Tenant agrees that the sublease will provide that if there be any termination whatever of the within Lease, then the subtenant at the request of the Landlord will attorn to the Landlord and the sublease shall continue in effect with the Landlord, but the Landlord shall be bound to the subtenant in such circumstances only by privity of estate.

(f) Each assignee shall assume all obligations of Tenant under this Lease and shall be and remain liable jointly and severally with Tenant for the payment of the rent, and for the performance of all the terms, covenants, conditions and agreements herein contained on Tenant's part and conditions and agreements to be performed for the term of this Lease. No assignment shall be binding on Landlord unless such assignee or Tenant shall deliver to Landlord a counterpart of such assignment and an instrument in recordable form which contains a covenant of assumption by the assignee satisfactory in substance and form to Landlord, consistent with the requirements of this paragraph, but the failure or refusal of the assignee to execute such instrument of assumption shall not release or discharge the assignee from its liability as set forth above.

(g) If Tenant is a corporation (other than a corporation whose shares are listed on a national exchange), the transfer (by one or more transfers) of a majority of the stock of Tenant, except (i) to an entity which shall simultaneously purchase and acquire all or substantially all of the then (at the time of the transfer) assets of Tenant, or (ii) to an entity into which Tenant is merged, shall be deemed an assignment of this Lease requiring Landlord's prior written consent, in absence of which the pertinent provisions of Paragraph 9(a) shall apply. If Tenant is a partnership or other noncorporate entity, the change of control (i.e., the direct or indirect (beneficial) ownership of a majority equity and control interest and the possession of power to direct or cause the direction of the management and policy of such partnership or other entity) in such partnership or other entity shall be deemed an assignment hereunder requiring the prior written consent of Landlord. Notwithstanding anything to the contrary set forth in this Paragraph 9(g), if Tenant intends to transfer and/or sell all or substantially all of the then assets of Tenant said transfer or sale shall be deemed an assignment requiring the prior written approval of Landlord unless the purchaser and/or transferee of said assets also specifically assumes in writing (under terms acceptable to Landlord) all of the obligations and duties of Tenant under this Lease, including but not limited to the obligation to pay all rent and additional charges. Notwithstanding the above, under no circumstances shall Tenant be relieved of any of its obligations and duties to pay all rent and additional charges under the Lease. Failure to obtain Landlord's prior written consent and/or have said purchaser/transferee assume all of the obligations and duties of Tenant under this Lease shall entitle Landlord to all of the remedies set forth in Paragraph 9(a) above.

(h) If Landlord consents to a proposed assignment or sublease (and in the case of 9(h)(ii) below, even if such consent is denied), then Landlord will have the right to require Tenant to pay to Landlord a sum equal to (i) all profits or gains (after deducting the costs of Tenant, if any, in effecting the assignment or sublease, including reasonable alteration costs, commissions and legal fees) realized by Tenant from any such sublease or assignment; and (ii) Landlord's reasonable attorney fees and costs incurred in connection with negotiation, review, and processing of the assignment or sublease. All such sums owed to Landlord under 9(h)(ii) above will be payable to Landlord at the time the next payment of Rent is due.

INSURANCE AND INDEMNIFICATION

10. Tenant covenants to indemnify, defend and hold Landlord and/or its agents harmless from and against any and all claims, actions, damages, liabilities and expenses, including actual reasonable attorney fees, in connection with loss of life, personal injury and/or damage to property arising from or out of any occurrence in, upon or at the Leased Premises or the occupancy or use by Tenant of the Leased Premises or any part thereof or occasioned wholly or in part by any act or omission of Tenant, its agents, contractors, employees, servants, customers, or licensees. In case Landlord shall without fault on its part, be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold it harmless and shall pay all costs, expenses and actual reasonable attorney fees incurred or paid by Landlord in connection with such litigation. Tenant shall also pay all costs, expenses and actual reasonable attorney fees that may be incurred in enforcing Tenant's covenants and agreements in this Lease. Tenant shall, during the entire term hereof, keep in full force and effect a policy of public liability and property damage insurance with respect to the Leased Premises and the business operated by Tenant and any subtenants of Tenant in the Leased Premises, on an occurrence basis, with minimum limits of liability in the amount of (i) TWO MILLION ($2,000,000.00) DOLLARS for damage resulting to one (1) person; (ii) THREE MILLION ($3,000,000.00) DOLLARS combined single limit, (iii) FIVE HUNDRED THOUSAND ($500,000.00) DOLLARS with respect to damage to property, including water and sprinkler damage; and (iv) fire insurance with extended coverage and vandalism and malicious mischief endorsements in an amount adequate to cover the full replacement value of all leasehold improvements in the Leased Premises and wall and floor coverings in the Leased Premises. The policy shall name Landlord and its respective agents and employees as additional insureds and shall not provide for deductible amounts in excess of ONE THOUSAND ($1,000.00) DOLLARS. Each policy shall be issued by one or more responsible insurance companies reasonably satisfactory to Landlord and shall provide that the insurance may not be canceled or amended without thirty (30) days prior written notice to Landlord and shall contain an express waiver of any right of subrogation by the insurance company against Landlord and its agents and employees. Tenant shall deliver to Landlord certificates of insurance of all insurance policies and renewals thereof to be maintained by Tenant hereunder, not less than thirty (30) days prior to the expiration date of each policy. In the event Tenant shall fail to procure such insurance, Landlord may at its option, procure the same for the account of Tenant and the cost thereof shall be paid to Landlord as additional rent upon receipt by Tenant of bills therefor.

FIRE AND OTHER CASUALTY

11. In the event the Leased Premises shall be partially or totally destroyed by fire or other casualty insured under the insurance carried by Landlord, and if the Leased Premises, in accordance with an estimate obtained by Landlord from a reputable contractor (the "Estimate"), cannot be restored to tenantable condition within a period of one

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hundred fifty (150) days from the date of the adjustment of the loss with Landlord's insurance carrier, Landlord shall notify (the "Estimate Notice") Tenant of the Estimate (enclosing a photocopy thereof with such Estimate Notice). Landlord, either together with such Estimate Notice or within thirty (30) days after the giving of same, and Tenant, within thirty (30) days after the giving of the Estimate Notice, may elect, by notice (the "Termination Notice") given to the other, to terminate this Lease as of a date (the "Termination Date") specified in the Termination Notice, which shall be not less than thirty (30) nor more than sixty (60) days after the giving of the Termination Notice and any prepaid rent, to the extent allocable to a period after the Termination Date shall, if Tenant shall have complied with its obligations under this Lease accruing to and including the Termination Date, be refunded to Tenant (or, if Tenant shall not have complied with its obligations hereunder, Landlord may apply any such prepaid rent to cure defaults of Tenant, and Landlord shall refund any unapplied balance of such prepaid rent to Tenant). If the Leased Premises are damaged due to fire or other casualty and (if applicable) neither Landlord nor Tenant shall have elected to terminate this Lease in accordance with the preceding provisions of this paragraph, Landlord shall proceed to repair and restore the damaged portion of the Leased Premises; and rent hereunder shall abate in the same proportion that (i) the rentable square footage of the damaged portion of the Leased Premises in which Tenant, by reason of such damage, is precluded from (and actually ceases) its occupancy thereof and the conduct of business therein, shall bear to (ii) the rentable square footage of the entire Leased Premises, such abatement to continue during the period from the date of the occurrence of the damage to the date by which Landlord shall have "substantially completed" the repair and restoration of the damaged portion of the Leased Premises. (The words "substantially completed," as used herein, mean completed, except for the performance of minor touch-up work and so-called "punch-list" items, the nonperformance of which does not preclude Tenant from reoccupying and conducting business in such damaged portion of the Leased Premises). Tenant shall, at its own cost and expense, promptly remove such of its furniture and other belongings from the damaged portion of the Leased Premises as Landlord shall require in order to repair and restore the damaged portion of the Leased Premises. Notwithstanding the foregoing, in the event the Building in which the Leased Premises is located is destroyed to the extent of more than one-half (1/2) of the then value thereof, or is so damaged or destroyed that Landlord shall decide to demolish or substantially alter same, Landlord shall have the right to terminate this Lease upon thirty (30) days prior written notice to Tenant, in which event any prepaid rent allocable to a period subsequent to the termination of this Lease shall, if Tenant shall have complied with its obligations under this Lease accruing to and including the date of such termination, be refunded to Tenant (or, if Tenant shall not have complied with its obligations hereunder, Landlord may apply any such prepaid rent to cure defaults of Tenant, and Landlord shall refund any unapplied balance of such prepaid rent to Tenant), shall be refunded to Tenant. Landlord and Tenant each release the other from any liability resulting from damage by fire or any other peril covered by extended coverage insurance or additional perils with mutual waiver of subrogation normally available in the State of Michigan irrespective of the cause therefor.

EMINENT DOMAIN

12. If the whole or any substantial part of the Leased Premises or the whole or substantially all of the Building in which the Leased Premises is located shall be taken by any public authority under the power of eminent domain, then the term of this Lease shall cease on the part so taken on the date possession of the part shall be required for public or quasi-public use. Any prepaid rent covering periods beyond such date shall be refunded to Tenant (or, if Tenant shall not have complied with its obligations hereunder, Landlord may apply any such prepaid rent to cure the default of Tenant and Landlord shall refund any unapplied balance of such prepaid rent to Tenant). In the event only a part of the Building is taken in condemnation, and irrespective of whether or not the Leased Premises is affected thereby, Landlord, by notice given to Tenant within sixty (60) days following receipt of notice of the vesting date, may terminate this Lease as of a date specified in said notice, which shall not be less than thirty (30) days after the giving of such notice. In the event any part of the Leased Premises is taken in condemnation, Tenant, by notice given to Landlord within sixty (60) days after Tenant's receipt of notice of the vesting date, may elect to terminate this Lease as of a date specified in said notice which shall not be earlier than both of (x) the vesting date, or (y) a date which is thirty (30) days after the giving of such termination notice by Tenant. In the event of a partial taking and neither party hereto shall terminate this Lease, Landlord shall make all necessary repairs to the Leased Premises and the Building to render and restore the same to a complete architectural unit and Tenant shall continue in possession of the portion of the Leased Premises not taken under the power of eminent domain, under the same terms and conditions as are herein provided, except that the rent reserved herein shall be reduced in direct proportion to the amount of the Leased Premises so taken. All damage awarded for any taking shall belong to and be the property of Landlord, whether such damages be awarded as compensation for diminution in value of the leasehold or to the fee of the Leased Premises; provided, however, Landlord shall not be entitled to any portion of the award made to Tenant for removal and reinstallation of fixtures, or moving expenses.

RULES AND REGULATIONS

13. The rules and regulations set forth and attached hereto as Exhibit E, together with such other reasonable rules and regulations as Landlord shall make from time to time which are of uniform applicability to all tenants of the Building of which the Leased Premises are a part and of which Tenant shall have received notice, shall be binding upon Tenant and are hereby made a part of this Lease. Any breach thereof shall be a material default hereunder.

TAXES

14. Except as provided below, Landlord shall be responsible for all Real Estate Taxes (as defined herein) levied against the Building. However, Tenant shall pay Landlord, as additional rent, based on the ratio that the rentable square foot area of the Leased Premises bears to the rentable square foot area of the Building, Tenant's proportionate share of the annual incremental increases of Real Estate Taxes during each calendar year and partial calendar year during the term of this Lease, as the same may be extended hereunder, in excess of the Real Estate Taxes against the Building, which are due and payable with respect to the Base Year (as defined in Paragraph 3 hereof), which additional rent shall be paid by Tenant to Landlord in monthly installments on or before the first day of each calendar month, in advance, in an amount estimated by Landlord. In the event there is a deficiency in the total amount paid by Tenant and the actual amount due, Tenant shall pay to Landlord the difference between the amount paid by Tenant and the actual amount due within thirty (30) days after the furnishing of a billing statement therefor by Landlord and Tenant shall waive any and all rights to dispute the same unless Tenant delivers written notice of all disputed charges to Landlord within fourteen (14) days of the date contained on such billing statement. Any tax increase for the calendar year in which this Lease shall end shall be apportioned so that Tenant shall pay its proportionate share of the portion of the tax increase for such calendar year. Real Estate Taxes are defined to include, without limitation, all general real property taxes, general and special assessments, charges or assessments

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for governmental services with respect to the land, Building and permanent improvements of which the Leased Premises are a part, the parking area servicing the Building, the personal property of Landlord used in the operation of the Building, and Landlord's leasehold estate and the Michigan Single Business Tax. It also includes any other tax, fee or other excise that may be levied or assessed as a substitute for, or in addition to, in whole or in part, any other Real Estate Taxes, whether or not now customary or in the contemplation of the parties on the date of this Lease. Real Estate Taxes shall also include legal fees, costs and disbursements incurred in connection with proceedings to contest, determine or reduce Real Estate Taxes. Tenant shall be responsible for any and all personal property taxes levied or assessed against or by reason of personal property in the Leased Premises.

QUIET ENJOYMENT

15. Landlord warrants that Tenant, upon paying the rents provided herewith, and performing each and every covenant hereof, shall hold, occupy and enjoy the Leased Premises throughout the term peacefully and quietly, free from molestation by Landlord.

RIGHT OF RELOCATION

16. Landlord may, at any time during the term hereof, change the location of the Leased Premises in the Building; provided, such relocated Leased Premises shall contain approximately the same number of square feet as the original Leased Premises. In the event Landlord elects to exercise such right, it shall so advise Tenant by not less than thirty (30) days prior written notice, and Tenant shall be bound by such election and, further, Tenant shall execute, promptly upon receipt from Landlord, any such amendment and other instruments as may be required to document the foregoing. Landlord shall (i) renovate the relocated Leased Premises so that the same are reasonably comparable to the original Leased Premises; and (ii) pay the reasonable costs of moving and reinstalling Tenant's trade fixtures, furniture and equipment. Failure or refusal by Tenant to relocate the Leased Premises as required hereunder shall be deemed a material default under this Lease.

SUBORDINATION

17. (a) This Lease and Tenant's rights under this Lease are subject and subordinate to any ground or underlying lease, mortgage, indenture, deed of trust, or other lien encumbrance (each a "superior lien"), together with any renewals, extensions, modifications, consolidations, and replacements of such superior lien, now or in the future affecting or placed, charged, or enforced against the Land, the Building, or all or any portion of the Project or any interest of Landlord in them or Landlord's interest in this Lease and the leasehold estate created by this Lease (except to the extent any such instrument expressly provides that this Lease is superior to such instrument), as same may be amended and/or assigned and that the Tenant agrees to attorn to any lender of Landlord or any purchaser at a sale by foreclosure or power of sale. This provision will be self-operative and no further instrument of subordination will be required in order to effect it. Notwithstanding the foregoing, Tenant will execute, acknowledge, and deliver to Landlord, within ten (10) days after written demand by Landlord, such documents as may be reasonably requested by Landlord, Landlord's lender or the holder of any superior lien to confirm or effect any such subordination or superiority, as applicable.

(b) Tenant agrees that in the event that any holder of a superior lien succeeds to Landlord's interest in the Premises, Tenant will pay to such holder all Rent subsequently payable under this Lease. Further, Tenant agrees that in the event of the enforcement by the holder of a superior lien of the remedies provided for by law or by such superior lien, Tenant will, upon request of any person or party succeeding to the interest of Landlord as a result of such enforcement, automatically become the Tenant of and attorn to such successor in interest without change in the terms or provisions of this Lease. Such successor in interest will not be bound by: (i) any payment of rent for more than one month in advance, except prepayments in the nature of security for the performance by Tenant of its obligations under this Lease that are actually received by such successor in interest; (ii) any amendment or modification of this Lease made without the written consent of such successor in interest (if such consent was required under the terms of such superior lien); (iii) any claim against Landlord arising prior to the date on which such successor in interest succeeded to Landlord's interest; or (iv) any claim or offset of rent against the Landlord.

Upon request by such successor in interest and without cost to Landlord or such successor in interest, Tenant will, within ten (10) days after written demand, execute, acknowledge, and deliver an instrument or instruments confirming the attornment.

ESTOPPEL CERTIFICATE

18. Tenant shall at any time and from time to time upon not less than fifteen (15) days prior notice by Landlord, execute, acknowledge and return to Landlord a statement, in writing, in such form as Landlord may request, certifying that this Lease is unmodified and in full force and effect (or that the same is in full force and effect as modified and stating the modifications), and the dates to which the rent and other charges have been paid, and stating whether or not to the best knowledge of Tenant, Landlord is in default hereunder, and, if so, specifying each such default of which Tenant may have knowledge, without expense to Landlord. Any such statement delivered pursuant to this paragraph may be relied upon by any prospective purchaser of the fee and/or the Building or any mortgagee, ground lessor or other party with any like encumbrance thereon, or any successor or assignee of any of the foregoing.

NON-LIABILITY

19. Landlord shall not be responsible or liable to Tenant for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the Building of which the Leased Premises are a part, or for any loss or damage resulting to Tenant or its property from burst, stopped or leaking water, gas, sewer or steam pipes, or for any damage or loss of property within the Leased Premises from any cause whatsoever. In the event of any sale or transfer (including any transfer by operation of law) of the Leased Premises or the Building containing same, Landlord, or its agents and employees, (and any subsequent owner of the Leased Premises making such a transfer) shall be relieved from any and all obligations and liabilities under this Lease and the transferee shall be deemed to have assumed Landlord's obligations hereunder during the period of its ownership of the Landlord's interest hereunder.

LIABILITY OF LANDLORD

20. If Landlord shall fail to perform any covenant, term or condition of this Lease upon Landlord's part to be performed and, as a consequence of such default, Tenant shall recover a money judgment against Landlord, such judgment shall be satisfied only out of the proceeds of sale received upon execution of such judgment and levy thereon against the right, title and interest of Landlord in the Building as the same may then be encumbered and neither Landlord nor, if Landlord be a partnership, any of the partners comprising such partnership shall be liable for any deficiency. It is understood that in no event shall Tenant have any right to levy execution against any property of Landlord other than its interest in the Building as hereinbefore expressly provided. In the event of the sale or other

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transfer of Landlord's right, title and interest in the Building, Landlord shall be released from all liability and obligations hereunder.

NON-WAIVER

21. One or more waivers by Landlord of a breach by Tenant of any provision of this Lease shall not be construed as a waiver of a subsequent breach of the same provision, and the consent or approval by Landlord to or of any act by Tenant requiring Landlord's consent or approval shall not be deemed to waive or render unnecessary Landlord's consent or approval to or of any subsequent similar act by Tenant.

BANKRUPTCY

22. (a) In the event the estate created hereby shall be taken in execution or by other process of law, or if Tenant shall be adjudicated insolvent or bankrupt pursuant to the provisions of any state or federal insolvency or bankruptcy law, or if a receiver or trustee of the property of Tenant shall be appointed by reason of Tenant's insolvency or inability to pay its debts, or if any assignment shall be made of Tenant's property for the benefit of creditors, then and in any of such events, Landlord may terminate this Lease by written notice to Tenant; provided, however, if the order of court creating any of such disabilities shall not be final by reason of pendency of such proceedings, or appeal from such order, then Landlord shall not have the right to terminate this Lease so long as Tenant performs its obligations hereunder.

(b) Upon the filing of a petition by or against Tenant under the Bankruptcy Code, Tenant, as debtor and as debtor-in-possession, and any trustee who may be appointed agree as follows: (i) to perform each and every obligation of Tenant under this Lease including, but not limited to, the "use" as provided in Paragraph 4 of this Lease until such time as this Lease is either rejected or assumed by order of the United States Bankruptcy Court; and (ii) to pay rent commencing on the petition filing date and thereafter to pay monthly in advance on the first day of each month as reasonable compensation for use and occupancy of the Leased Premises an amount not less than the rent and other charges pursuant to this Lease; and (iii) to reject or assume the Leases within sixty (60) days of the filing of such petition under Chapter 7 of the Bankruptcy Code or within one hundred twenty (120) days (or such shorter term as Landlord, in its sole discretion, may deem reasonable so long as notice of such period is given) of the filing of a petition under any other Chapter; and (iv) to give Landlord at least forty-five (45) days prior written notice of any proceeding relating to any assumption of this Lease; and (v) to give at least thirty (30) days prior written notice of any abandonment of the Leased Premises; any such abandonment to be deemed a rejection of this Lease; and (vi) to do all other things of benefit to Landlord otherwise required under the Bankruptcy Code; and (vii) to be deemed to have rejected this Lease in the event of the failure to comply with any of the above; and (viii) to have consented to the entry of an order by an appropriate United States Bankruptcy Court providing all of the above, waiving notice and hearing of the entry of same.

(c) No default of this Lease by Tenant, either prior to or subsequent to the filing of such a petition, shall be deemed to have been waived unless expressly done so in writing by Landlord.

(d) Included within and in addition to any other conditions or obligations imposed upon Tenant or its successor in the event of assumption and/or assignment are the following: (i) the cure of any monetary defaults and the reimbursement of pecuniary loss within not more than thirty (30) days of assumption and/or assignment; and (ii) the deposit of an additional sum equal to three (3) month's rent to be held pursuant to the terms of the Security Deposit provision of this Lease; and (iii) the use of the Leased Premises as set forth in Paragraph 4 of this Lease and the quality, quantity and/or lines of merchandise of any goods or services provided are unchanged; and (iv) the payment of any sums which may then be due or which may thereafter become due pursuant to the provisions of Paragraph 3 of this Lease; and (v) the reorganized debtor or assignee of such debtor-in-possession or of Tenant's trustee demonstrates in writing that it is of such a character as to conduct its business in a manner consistent with the tenants of a first class office building and shall operate a like establishment out of the Leased Premises in the manner contemplated in this Lease and meet all other reasonable criteria of Landlord as did Tenant upon execution of this Lease; and (vi) the prior written consent of any mortgagee to which this Lease has been assigned as collateral security; and (vii) the Leased Premises, at all times, remains a single office and no physical changes of any kind may be made to the Leased Premises unless in compliance with the applicable provisions of this Lease; and (viii) entry of an order by the Bankruptcy Court segregating sufficient cash payable to Landlord and/or the grant by the Trustee or debtor-in-possession acceptable as to value and kind to Landlord to secure obligations set out above.

REMEDIES OF LANDLORD

23. (a) In the event Tenant shall fail to pay the rent reserved herein when due, Landlord shall, in addition to its other remedies provided by law or equity, have the remedies set forth in subparagraph (c) below.

(b) If Tenant shall be in default in performing any of the terms of this Lease other than the payment of rent, Landlord shall give Tenant written notice of such default (except that no notice need be given in case of emergency) and if Tenant shall fail to cure such default within ten (10) days after receipt of such notice, or if the default is of such a character as cannot be cured with the exercise of due diligence within such ten (10) day period, then such ten (10) day period shall be extended for such further reasonable period (in no event, however, to exceed sixty (60) days) as may be necessary to permit the curing of such default with the exercise of due diligence and continuity during regular Business Hours and then, if Tenant shall fail to cure such default within such ten (10) day period or, if applicable, within such further reasonable period (in no event, however, to exceed sixty (60) days), then and in either of such events, Landlord may (at its option and in addition to its other legal or equitable remedies) cure such default for the account of Tenant and any sum so expended by Landlord shall be additional rent for all purposes hereunder, including subparagraph (a) above and shall be paid by Tenant with the next monthly installment of rent. Landlord shall have no obligation to cure any default of Tenant.

(c) If any rent shall be due and unpaid or Tenant shall be in default upon any of the other terms of this Lease, and such default has not been cured within seven (7) days, or, if the Leased Premises are abandoned or vacated, or if Tenant's interest or any portion thereof in this Lease shall devolve upon or pass to any person or entity, whether by operation of law or otherwise, except as expressly permitted under Paragraph 9, or if any execution or attachment shall be issued against Tenant or any of Tenant's property, whereupon the Leased Premises shall be taken or occupied by someone other than Tenant, then Landlord, in addition to its other remedies, shall have the immediate right to re-entry. Should Landlord elect to re-enter or take possession pursuant to legal proceedings or any notice provided for by law, Landlord may either terminate this Lease without waiving its right to damages, or from time to time, without terminating this Lease, relet the Leased Premises or any part thereof on such terms and conditions as Landlord shall in its sole discretion deem advisable. In reletting, Landlord may grant rent concessions and Tenant

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may not have the benefit thereof. Tenant shall be responsible to, and the avails of such reletting shall be applied: first to the payment of any indebtedness of Tenant to Landlord other than rent due hereunder, including all costs provided for in Paragraph 23(d) below; second to the payment of any reasonable costs of such reletting, including the cost of any reasonable alterations, commission, advertising and repairs to the Leased Premises; third to the payment of rent due and paid hereunder plus interest at the legal rate, and the cost and expense of performance of the other covenants of Tenant; and the residue, if any, shall be held by Landlord and applied in payment of future rent as the same may become due and payable hereunder. Should the avails of such reletting during any month be less than the monthly rent reserved hereunder, then Tenant agrees to pay such deficiency to Landlord within five (5) days of notice of the amount due. No such reletting shall constitute a surrender or acceptance of such, nor be deemed evidence thereof.

(d) If Tenant shall be in default for any reason, Tenant shall pay to Landlord all expenses incurred therefor, including collection and court costs and actual reasonable attorney fees. Landlord shall be entitled to recover all reasonable attorney fees and costs incurred due to the bankruptcy of Tenant. Reasonable attorney fees include attorney fees and costs incurred in monitoring Tenant's bankruptcy as well as any attorney fees and costs incurred to protect Landlord's interests as a result of Tenant's bankruptcy.

(e) All rights and remedies of Landlord hereunder shall be cumulative and none shall be exclusive of any other rights allowed by law.

HOLDING OVER

24. In the event of Tenant holding over after the expiration or termination of this Lease or after Landlord terminates the Lease pursuant to paragraph 23 or otherwise, thereafter the tenancy shall be from month-to-month in the absence of a written agreement to the contrary, at an amount equal to one and one-half (1-1/2) times the rental set forth in Paragraph 3. Such tenancy shall be subject to the other terms and conditions of this Lease. This paragraph is not to be construed as consent by Landlord to holding over, and Landlord reserves the right to demand possession of the Leased Premises.

BROKER'S COMMISSION

25. Except for Landlord's leasing agent NAI Farbman, Tenant represents and warrants unto the Landlord that Tenant has not had conversations or dealings with any broker other than NAI Farbman ("Broker") in connection with this Lease, and/or the leasing of space in the Building; and, except for Broker's claim to commission in connection with this Lease, there are no claims for brokers' commissions or finders' fees in connection with this Lease. Tenant agrees to indemnify Landlord and hold it harmless from all liabilities arising from any claim for commission or other remuneration made by any broker or other person claiming to have dealt with Tenant in connection with this Lease or the Leased Premises or arising from an alleged agreement or act by Tenant, such indemnity, including, without limitation, the cost of actual reasonable attorney fees in connection therewith, such Agreement to survive the termination of this Lease.

WAIVER OF JURY TRIAL AND COUNTER-CLAIM

26. The parties hereto shall and they hereby waive trial by jury in any action, proceeding or counter-claim brought by either of the parties hereto against the other on any matters whatsoever arising out of or in any way connected with this Lease, the relationship with Landlord and Tenant, Tenant's use or occupancy of the Leased Premises, and/or any claim of injury or damage. In the event Landlord commences any proceeding for non-payment of rent or other monetary obligations under this Lease, Tenant will not interpose any counter-claim of whatever nature or description in any such proceedings. This shall not, however, be construed as a waiver of Tenant's rights to assert such claims in any separate action or actions brought by the Tenant.

INTERPRETATION

27. Tenant acknowledges that this Lease is for a commercial business enterprise and that as such this Lease shall not be governed or construed pursuant to the Truth in Renting Act, MCLA §554.631-§554.641 or the Michigan Consumer Protection Act, MCLA §445.901-§445.922. Tenant hereby waives all rights or remedies thereunder. This Lease shall be governed by and construed in accordance with the laws of the State of Michigan.

ENTIRE AGREEMENT

28. This Lease shall constitute the entire agreement of the parties hereto; all prior agreements between the parties, whether written or oral, are merged herein and shall be of no force and effect. This Lease cannot be changed, modified or discharged orally but only by an agreement in writing, signed by the party against whom enforcement of the change, modification or discharge is sought. If Tenant shall request that Landlord enter into and/or review any form of amendment to the Lease, lien waiver and/or any other similar type of agreement, and Landlord elects, as determined in its sole and absolute discretion, to so review and/or enter into such an agreement, Tenant shall be responsible for all of Landlord's legal costs for having its attorneys review, negotiate and/or prepare any such agreement.

NOTICES

29. All notices to be given under this Lease shall be in writing and delivered personally, by electronic delivery or deposited in the United States mails, certified or registered mail with return receipt requested, postage prepaid, addressed as follows:

(a) If to Landlord: 28400 Northwestern Highway, 4th Floor, Southfield, MI 48034
Electronic address: agutman@farbman.com

or such other person at such other address designated by notice sent to Tenant and after occupancy of the Premises by Tenant to the address to which rent is payable.

(b) If to Tenant: ____________________
____

Electronic address: ____________________

Addressed to Tenant at Tenant's present address, and after occupancy of the Premises by Tenant, at 30600 Telegraph Road Suite 1225 Bingham Farms Michigan 48025 or to anthony@altruisbenefit.com or such other address designated by Tenant in a notice to Landlord.

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A notice by mail shall be deemed to have been given two (2) days after deposit in the United States mail as aforesaid.

SUCCESSORS

30. This Lease shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, administrators, executors, representatives, successors and assigns.

FORCE MAJEURE

31. Time is of the essence with respect to all performances due hereunder. When a period of time is therein prescribed for any action to be taken by Landlord, Landlord shall not be liable or responsible for, and there shall be excluded from the computation for any such period of time, any delays due to strikes, riots, acts of God, shortages of labor or materials, war, terrorism, bio-terrorism, regulations or restrictions or any other causes of any kind whatsoever which are beyond the control of Landlord.

SECURITY DEPOSIT

32. As security for the faithful performance by Tenant of all of the terms and conditions upon the Tenant's part to be performed, Tenant shall this day transfer the deposit made under the Lease dated August 25, 2009 with Landlord the sum of Two Thousand Two Hundred and Eight and 75/100 ($2,208.75) Dollars which shall be returned to Tenant, without interest, upon the expiration date of this Lease, provided that Tenant has fully and faithfully performed all of the terms, covenants and conditions on its part to be performed. Landlord shall have the right (but not the obligation) to apply any part of said deposit to cure any default of Tenant and if Landlord does so, Tenant shall, upon demand, deposit with Landlord the amount so applied so that Landlord shall have the full deposit on hand at all times during the term of this Lease. Landlord shall not be obligated to keep such security deposit as a separate fund but may mix such security deposit with Landlord's own funds.

In the event of a sale of the Building or lease of the land on which it stands, subject to this Lease, the Landlord shall have the right to transfer this security to the vendee of Landlord and the Landlord shall be considered released by the Tenant from all liability for the return of such security and the Tenant shall look solely to the new Landlords for the return of the said security, and it is agreed that this shall apply to every transfer or assignment made of the security to the new Landlord. The security deposited under this Lease shall not be mortgaged, assigned or encumbered by the Tenant without the written consent of the Landlord and any attempt to do so shall be void. In the event of any rightful and permitted assignment of this Lease, the said security deposit shall be deemed to be held by Landlord as a security deposit from the assignee. Any mortgagee of Landlord shall be relieved and released from any obligation to return such security in the event such mortgagee comes in possession of the demised premises by reason of foreclosure of its security interest or any proceeding in lieu thereof.

EARLY OCCUPANCY

33. In the event the Leased Premises become available and ready for occupancy prior to the Commencement Date, Landlord may elect to permit Tenant to take occupancy of all or parts of the Premises prior to such date. In such event, it is agreed that such occupancy by Tenant shall be upon all of the terms and conditions hereof and base rent and all other additional charges shall be prorated from the time of occupancy until the Lease Commencement Date and the Lease Commencement and Lease Expiration Dates shall remain as defined in Paragraph 2.

CONSTRUCTION ALLOWANCE

34. With respect to Tenant's work as set forth on Exhibit "C", Landlord agrees to provide a construction allowance equal to the lesser of Nine and 99/100 ($9.99) Dollars per rentable square foot of the Leased Premises or Tenant's actual construction costs ("Construction Allowance"). Should the actual construction costs exceed the Construction Allowance as defined herein, such excess costs shall be paid to Landlord either in a lump sum, as additional rent, upon Tenant's execution of this Lease; or, with Landlord's prior written consent, upon such other and additional conditions as Landlord may agree. All work shall be performed by Landlord's contractor. The foregoing Construction Allowance shall be inclusive of all design, architectural, construction management, supervisory and other fees of any kind and nature for services provided by Landlord and represents Landlord's contribution toward work required by Tenant to open for business in the Leased Premises. The Construction Allowance shall be paid to Landlord's contractor within thirty (30) days after the Commencement Date of the Lease, so long as the following have been previously submitted to Landlord: (a) a certified statement from Tenant's architect that its work has been completed in accordance with the approved plans and specifications; (b) unconditional Waivers of Lien and Sworn Statements from all persons performing labor and/or supplying materials in connection with such work showing that all of said persons have been compensated in full and the amount paid to each such person (c) a copy of a Certificate of Occupancy issued by the local authorities having jurisdiction; and (d) an Estoppel Certificate in a form deemed acceptable by Landlord. Tenant acknowledges and agrees that Landlord's obligation to provide the above referenced Construction Allowance shall terminate and Tenant shall waive any rights to same upon the earlier of (i) completion of that work agreed upon by Tenant, Landlord and Landlord's designated contractor (pursuant to a meeting between said parties within thirty (30) days after execution of this Lease) and (ii) six (6) months from the Commencement Date of this Lease. In the event that Tenant vacates the premises prior to the expiration date or otherwise materially defaults under the Lease, the entire unamortized portion of the Construction Allowance (plus interest at the highest legal rate permitted to be charged from the Commencement Date until the date payment has been received in collected funds) shall become immediately due and payable from the Tenant to the Landlord.

SIGNAGE

35. Subject to all necessary municipal or other governmental approvals, Landlord shall install, at Tenant's sole cost and expense, standard Building suite entry signage on the front entrance sidelight. Said signage shall appear as follows:

Altruis Benefit Consulting

Tenant shall not be permitted to install any exterior signage on its Leased Premises or the Building without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion. Landlord will also include said name in the electronic lobby directories. Any changes or modifications requested by Tenant to the above referenced specific suite or Building signage will require an amendment to the Lease which shall be prepared at Tenant's sole cost and expense, including but not limited to all attorney fees incurred by Landlord for the preparation of said amendment.

PROHIBITED PERSONS

36. Tenant represents to Landlord that (i) neither Tenant nor any person or entity that directly owns a 10% or

Tenant Initials

greater equity interest in it nor any of its officers, directors or managing members is a person or entity (each, a "Prohibited Person") with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control ("OFAC") of the Department of the Treasury (including those named on OFAC's Specially Designated and Blocked persons List) or under Executive Order 13224 (the "Executive Order") signed on September 24, 2001, and entitled "Blocking Property and Prohibiting transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism), or other governmental action, (ii) that Tenant's activities do not violate the International Money Laundering Abatement and Financial Anti-Terrorism Act of 2001 or the regulations or orders promulgated thereunder (as amended from time to time, the "Money Laundering Act"), and (iii) that throughout the term of this Lease, Tenant shall comply with the Executive Order and with the Money Laundering Act.

1. Tenant has taken, and shall continue to take at all time following the execution of the Lease, as required by law to ensure that the funds invested in the Landlord and/or used to make payments under this Lease are derived (i) from transactions that do not violate U.S. law or, to the extent such funds originate outside the United States, do not violate the laws of the jurisdiction in which they originated; and (ii) from permissible sources under U.S. law or to the extent such funds originate outside the United Sates, under the laws of the jurisdiction in which they originated.

2. Tenant (i) is not under investigation by any governmental authority for, or has been charged with, or convicted of, money laundering, drug trafficking, terrorist-related activities, any crimes which in the United States would be predicate crimes to money laundering, or any violation of Anti-Money Laundering Laws; (ii) has not been assessed civil or criminal penalties under any Anti-Money Laundering Laws; or (iii) has not had any of its funds seized or forfeited in any action under any Anti-Money Laundering Laws.

3. "Anti-Money Laundering Laws" means those laws, rules, regulations, orders and sanctions, state and federal, criminal and civil, that (a) limit the use of and/or seek the forfeiture of proceeds from illegal transactions; (b) limit commercial transactions with designated countries or individuals believed to be terrorists, narcotic dealers or otherwise engaged in activities contrary to the interest of the United States; (c) require identification and documentation of the parties with whom a financial institution conducts business; or (d) are designed to disrupt the flow of funds to terrorist organizations. Such laws, regulations and sanctions shall be deemed to include the Executive Order Number 13224 on Terrorism Financing (September 23, 2001), the Patriot Act, the Bank Secrecy Act, Pub.L. No. 91-508, 84 Stet. 1305 (1970), the Trading with the Enemy Act 50 U.S.C. Appx. Section 1 et seq., the International Emergency Economics Powers Act, 50 U.S.C. Section 1701 et seq., and the sanction regulations promulgated pursuant thereto by OFAC, as well as laws relating to prevention and detection of money laundering in 18 U.S.C. Sections 1956 and 1957, as amended.

4. "Patriot Act" means the USA PATRIOT Act of 2001, Pub.L.No. 107-56, together with all laws, rules, regulations and orders issued in connection therewith.

CLERICAL ERRORS

37. Tenant agrees that if Landlord later finds that this document contains clerical mistakes, errors or omissions, it will, at Landlord's request, sign or initial documents that may be necessary in Landlord's opinion to correct this document.

Surrender of Existing Suite 1225 now Suite 1205

38. Landlord and Tenant are parties to a Sixth Lease Amendment dated December 7, 2017 (the "Sixth Lease Amendment"), for premises located in Suite 1225 ("Suite 1205") in the 30600 Building. The term of the Sixth Lease Amendment shall terminate on March 31, 2018 (the "Relinquish Date"). On or prior to the Relinquish Date, Tenant shall surrender Suite 1225 ("1205") to Landlord in the condition required under the Sixth Lease Amendment, and Landlord shall accept Suite 1225 ("1205") from Tenant, provided that (1) Tenant shall remain obligated to pay all amounts due and owing for the Suite 1225 ("1205") under the Sixth Lease Amendment Lease to Landlord (including any pass-through items such as utilities, which shall be paid within ten (10) days after invoicing by Landlord if any remains outstanding after the Surrender Date) through the later of (a) the date that Tenant actually surrenders Suite 1225 ("1205") to Landlord, and (b) Relinquish Date (collectively, the "Surrender Date"), and (2) all obligations of Tenant with respect to Suite 1225 ("1205") prior to the Surrender Date remain in full force and effect in each case, as such obligations may be modified hereby, and neither Landlord nor Tenant shall have any further rights, liabilities or obligations to the other with respect to Suite 1225 ("1205"), except such rights, liabilities or obligations which, by the terms of this Lease, are obligations which survive the expiration of the Sixth Lease Amendment..

IN WITNESS WHEREOF, the parties herein have hereunto set their hands as of the day and year first above written.

SIGNATURES ON NEXT PAGE

AH
Tenant Initials

Bingham Center OWNER LLC, a Delaware limited liability company

DocuSigned by:

By: ______________________

Andrew V. Farbman

Its: Authorized Signatory

"LANDLORD"

Altruis Benefit Consulting, Inc., a Michigan corporation

By: ______________________

Its: President

"TENANT"

Exhibits:

Exhibit "A"	Leased Premises
Exhibit "B"	Legal Description of Building
Exhibit "C"	Condition of Leased Premises
Exhibit "D"	Exclusive Rights and Special Restrictions
Exhibit "E"	Rules and Regulations

74515:3/6-2-06

GUARANTY
Intentionally Deleted

EXHIBIT "A"

Leased Premises

30600 Telegraph Road, Suite 1225, Bingham Farms, Michigan 48025


PUBLIC CORRIDOR
BREAK RM.
10.25x7.5
ENTRY
11x9
STOR/
SERVER
6x8.25
LOUNGE
16x11
OFFICE
MANGER
12.5x12.5
OPEN OFFICE
37.5x41.5
OFFICE-1
12x16.75
CONFERENCE
15x16.75
OFFICE-2
16.5x16.75
NORTH
PRELIMINARY PLAN
ALTRUIS BENEFIT
BINGHAM CENTER - SUITE 1245
DATE: 1-24-18
3,436 RSF
SCALE: 1/8" = 1'-0"
NOTE: ROOM SIZES ARE
APPROXIMATE

Tenant Initials

EXHIBIT "B"

Legal Description of Building

Part of the N.E. ¼ of Section 8, T.1N., R. 10E., Village of Bingham Farms, Oakland County, Michigan, being described as commencing at the N.E. corner of said Section 8; Thence due South 797.03 feet to the point of beginning; thence due South 516.64 feet; thence S. 89° 42' 55" W., 1196.41 feet; thence along the Easterly right-of-way line of Telegraph Road (204.00 feet wide), N. 00° 07' 12" E., 974.48 feet; thence S. 89° 53' 12" E., 1064.36 feet; thence due South 449.53 feet; thence S. 89° 53' 12" E., 130.00 feet to the point of beginning. Containing 1,101,460 square feet or 25.29 acres, including, but not limited to, all improvements and appurtenances thereto and the personal property and fixtures of Landlord.

______ Tenant Initials

EXHIBIT "C"

Condition of Leased Premises

Huntington Construction
23400 Northwestern Hwy
Southfield, MI 48034
Office: 248 353-0503
Fax: 248 351-4419

Date: 2-26-2018
To: Sheila Fogarty
Email: fogarty@farbman.com
Contact #:
From: Jim Zylka
Email: zylka@huntingtonconstruction.com
Contact #: 248-320-3876
Project Name: Altruis Benefit
Address: 30600 Suite #1245
RSF: 3436

The following is a breakdown of the estimated suite remodeling costs.

Description of Work		# of Units	Units		Cost/Unit	Totals	Cost/SF		Notes
Demolition									
	Electrical	3	hours	x	$75.00	$225.00	$	0.07	
	Carpentry	2	hours	x	$85.00	$170.00	$	0.05	
	Walls	45	lf	x	$15.00	$675.00	$	0.20	
	Doors	1	each	x	$25.00	$25.00	$	0.01	
	Flooring	3,436	sf	x	$0.30	$1,030.80	$	0.30	
Carpentry									
	Walls (9') - Insulated to grid	24	lf	x	$60.00	$1,440.00	$	0.42	
	Walls -partial height	27	lf	x	$50.00	$1,350.00	$	0.39	
	Relocate doors	1	each	x	$330.00	$330.00	$	0.10	
	Passage Sets only	1	each	x	$225.00	$225.00	$	0.07	
	(1) 4' x 6' window in redi frame	1	each	x	$1,050.00	$1,050.00	$	0.31	
	(1) 4' x 4' window in redi frame	1	each	x	$900.00	$900.00	$	0.26	
	Plywood for server room	1	each	x	$150.00	$150.00	$	0.04	
	Backing for monitors	3	each	x	$250.00	$750.00	$	0.22	
	Patching	2	hours	x	$85.00	$170.00	$	0.05	
	Misc Carpentry	4	hours	x	$85.00	$340.00	$	0.10	
Electrical									
	2 x 4 Lights - Relocate existing	2	each	x	$100.00	$200.00	$	0.06	
	Duplexes	5	each	x	$100.00	$500.00	$	0.15	
	Phone/Data	1	each	x	$80.00	$80.00	$	0.02	
	Switching	2	each	x	$100.00	$200.00	$	0.06	
	Replace burnt out bulbs	30	each	x	$9.00	$270.00	$	0.08	
	Emergency lights	3	each	x	$250.00	$750.00	$	0.22	
	Exit lights	3	each	x	$250.00	$750.00	$	0.22	
	Misc Electrical Work	3	hr	x	$75.00	$225.00	$	0.07	
Fire/Life Safety									
	Fire Suppression	2	each	x	$350.00	$700.00	$	0.20	
	Relocate Horns/strobes	2	each	x	$700.00	$1,400.00	$	0.41	
HVAC									
	2x2 Diffusers	1	each	x	$300.00	$300.00	$	0.09	
Finishes									
	LVT in entry and breakroom	322	sf	x	$7.00	$2,254.00	$	0.66	
	Floor Preparation for carpet squares and LVT	3382	sf	x	$0.60	$2,029.20	$	0.59	
	Carpeting - Carpet squares	346	sy	x	$25.00	$8,650.00	$	2.52	
	Furniture lifting	90	sy	x	$6.00	$540.00	$	0.16	
	Vinyl Base	620	lf	x	$2.00	$1,240.00	$	0.36	
	VCT - Storage/server	54	sf	x	$2.00	$108.00	$	0.03	
Miscellaneous									
	Dumpsters	1	each	x	$400.00	$400.00	$	0.12	
	Clean-up costs	3436	sq ft	x	$0.25	$859.00	$	0.25	
Subtotal						$30,306.00	$	8.82	
Contingency	(Varies)		3%			$909.18	$	0.26	
Overhead & Profit			10%			$3,121.52	$	0.91	
TOTAL						$34,336.70	$	9.99	

Notes:
All work to be done during normal working hours
Does not include any work for building deficiencies or violations
Does not include any repair or replacement to existing building mechanical equipment
Does not include permits
Does not include blinds
Does not include any new light lenses, bulbs or ballasts
Does not include tel/data wiring

Tenant Initials

EXHIBIT "D"

Exclusive Rights and Special Restrictions

Tenant shall not be able to use the Leased Premises for the following uses:

1. Full service cafeteria.

2. Bank, savings and loan association, or credit union.

EXHIBIT "E"

RULES AND REGULATIONS

A. No sign, picture, lettering, notice, or advertisement of any kind shall be painted or displayed on or from the windows, doors, roof, inside or outside walls, or corridors of the Building in which the Leased Premises are located. All of Tenant's interior sign painting or lettering shall be done by painters approved by Landlord, and the cost thereof shall be paid by Tenant. The sidewalks, entrances, passages, corridors, and all public parts of the Building shall not be obstructed or encumbered by Tenant or used by Tenant for any purpose other than ingress and egress to and from the Leased Premises. All furnishings and fixtures must remain within the Leased Premises.

B. Vending machines will not be permitted to be installed by anyone but the Landlord. If vending machines are installed in any area other than that provided for by the Landlord, they will be installed by the same company that the Landlord has under contract and under the same terms and conditions of said contract between the Landlord and the vending machine company.

C. No electric or other wires for any purpose shall be brought into the Leased Premises without Landlord's written permission specifying the manner in which same may be done. Boring, cutting or stringing of wires shall not be done without Landlord's prior written permission. Tenant shall not disturb or interfere with the electric light fixtures and all work upon or alterations to the same shall be done by persons authorized by Landlord.

D. Water closets and other toilet fixtures shall not be used for any purpose other than that for which the same is intended, and any damage resulting to same from Tenant's misuse shall be paid for by Tenant. No person shall waste water by interfering or tampering with the faucets or otherwise.

E. No person shall disturb the occupants of this or adjoining Buildings or premises by the use of radios, television sets, loudspeakers, musical instruments, or by making loud or disturbing noises, or vibrations, or by permitting unusual or objectionable odors to escape from the Leased Premises.

F. No bicycle or other vehicle, and no dog or other animal, shall be allowed in offices, halls, corridors or elsewhere in the Building.

G. All safes, equipment, furniture or other heavy articles shall be carried in or out only at such time and in such manner as shall be prescribed by Landlord, and must be scheduled by Tenant at least twenty-four (24) hours prior to the anticipated moving date. All deliveries, including but not limited to office equipment, fixtures and furniture, office supplies, paper, payroll, and overnight mail, must be delivered and moved via the loading dock doors and freight elevator, run by Landlord's agents or employees (unless otherwise approved by Landlord, in writing). If items are not to be moved during normal business hours, Tenant shall pay additional costs incurred by landlord for elevator operators, security guards and other expenses arising by reason of such move. Landlord reserves the right to prescribe the weight and position of all safes and heavy equipment, any unsafe conditions, from arising. Tenant shall be responsible for any damage to the Building or the property of its tenants or others and injuries sustained by any person resulting from the use or moving of such articles in or out of the leases premises, and shall make all repairs and improvements required by Landlord or governmental authorities in connection with the use or moving of such articles.

H. No additional locks or bolts shall be placed on any door in the Building without Landlord's prior written permission nor shall any locks be changed from the Building standards. A reasonable number of keys will be furnished by Landlord and Tenant shall not make or permit any duplicate keys to be made. In the event of loss of keys furnished, Tenant shall pay to Landlord the cost of replacing the same or of changing the locks if Landlord shall deem it necessary. Tenant shall deliver to Landlord all keys furnished upon the termination of this tenancy.

I. Tenant shall not install or operate any steam or gas engine or boiler or carry on any mechanical business on Leased Premises, or use oil, burning fluids, camphene or gasoline for heating or lighting, or for any other purpose. Tenant shall not utilize electric space heaters. No article deemed extra hazardous on account of fire or other dangerous properties, or any explosive, shall be brought in the Leased Premises. This prohibits the use of hot plates (cooking) and only approved electric percolators shall be permitted.

J. The Leased Premises shall not be used for lodging or sleeping or for any immoral or illegal purposes.

K. Landlord shall have the right to enter upon the Leased Premises at all reasonable hours (and at any time a case of emergency) for purpose of inspecting the same, or the making of repairs herein. Tenant shall have no claim nor cause of action against Landlord as a result thereof. Should Tenant have changed locks without Landlord's prior written consent, or done any other act to prevent Landlord from easily gaining access to the Leased Premises, Tenant shall be obligated to reimburse Landlord for any damages caused during such an emergency entry, and such monies shall be deemed additional rental.

L. Whenever the word "Tenant" occurs, it is understood and agreed that it shall mean Tenant's associates, agents, clerks, servants and visitors. Wherever the word "Landlord" occurs, it is understood and agreed that it shall mean Landlord's assigns, agents, clerks, servants and visitors.

M. Landlord shall have the right to enter the Leased Premises at hours convenient to the Tenant for purposes of exhibiting the same to prospective Tenants within the six (6) month period prior to the expiration of this Lease, and may place signs advertising the Leased Premises for rent on the windows and doors of the Leased Premises at any time within said six (6) month period.

N. If Tenant's check is returned for insufficient funds, Landlord has the right to demand a cashiers check, money order or certified check, and to consider rental late until such times as it received good tender. If the rent is not paid by or before the 5th day of the month, Tenant shall pay a late charge of five (5%) percent of any amount due to help defray Landlord's additional costs resulting from such late payments. Payment of a late charge shall not excuse or cure any default, nor prevent Landlord from exercising any other right or remedies.

O. Landlord reserves the right to exclude from the Building at all times other than the reasonable hours of generally recognized business days determined by Landlord all persons who do not present a pass to the Building furnished by Landlord. Generally recognized business week days are Monday through Friday during the hours of 9:00 A.M. to 5:00 P.M. Landlord shall furnish passes to persons for whom any Tenant requests the same on his letterhead. Each Tenant shall be responsible for all persons for whom he requests passes and shall be liable to Landlord for all acts of such persons. Tenant further agrees to abide by and cooperate with any other security procedures Landlord may establish.

Tenant Initials

P. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence, or who shall in any manner do any act in breach of the peace or in violation of any of the Rules and Regulations of the Building.

Q. No smoking shall be permitted in the Building.

R. In the event the Landlord or Tenant shall be required by any governmental authority to repair, alter, remove, reconstruct or improve any part of the Leased Premises, the same shall be made by Landlord but shall be paid for by Tenant.

S. Upon the termination of the Lease, Tenant shall be required to return all building security system access cards provided to Tenant for use by its employees and others, if any. For each security access card Tenant fails to return, Tenant shall pay Landlord the then current lost card fee imposed by Landlord, which as of the date of this Lease is Twenty and 00/100 ($20.00) Dollars per card.

T. Upon termination of the Lease, Tenant shall be required to return all mail box keys provided to Tenant. For each mail box key Tenant fails to return, Tenant shall pay Landlord the then current lost key fee imposed by Landlord, which as of the date of this Lease is Thirty Five and 00/100 ($35.00) Dollars per key.

U. Landlord shall have no responsibility for monitoring and/or for providing security to any portion of the parking areas surrounding the Building and Landlord shall have no responsibility for any lost or stolen articles from any portion of the common areas, including but not limited to the parking area.

Tenant Initials

COMMERCIAL LEASE AGREEMENT

This Commercial Lease Agreement ("Lease") is made and effective April 1, 2019, by and between Julie Blockey ("Landlord") and Southwestern Montana Insurance Center, LLC ("Tenant").

RECITALS

WHEREAS, Landlord is the owner of land and improvements located at 1617 Euclid Avenue, Unit 2, Helena, Montana 59601, legally described as Ptarmigan Square Building (the "Building").

WHEREAS, Landlord makes available for lease a portion of the Building designated as Unit 2 (the "Leased Premises").

WHEREAS, Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises from Landlord pursuant to the terms, conditions, covenants, and provisions herein set forth.

THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, it is agreed:

1. Term.

A. Subject to the termination provision in Section 20, Landlord hereby leases the Leased Premises to Tenant, and Tenant hereby leases the Leased Premises from Landlord, for an "Initial Term" of one (1) year beginning April 1, 2019 and ending March 31, 2020.

B. Provided that Tenant is not in default in the performance of the terms, conditions, and/or covenants of this Lease, Tenant shall have the option to renew this Lease for an extended term of one (1) year. If Tenant desires to exercise the option to renew, Tenant shall give written notice to Landlord not less than ninety (90) days prior to the expiration of the Initial Term. The renewal term shall be at the rental amount set forth in Paragraph 2 and upon the same terms and conditions as provided in this Lease.

2. Rental Amount.

A. During the Initial Term, Tenant shall pay rent to Landlord in the amount of $18,000 per year, payable in installments of $1,500 per month. Each installment payment shall be due in advance on the first day of each calendar month to Landlord at 208 Lucille Lane, Bozeman, Montana 59715, or at such other place designated by written notice from Landlord to Tenant. The rental payment amount for any partial calendar months included in the lease term shall be prorated on a daily basis. Tenant is not required to pay to Landlord a "Security Deposit."

B. The rental amount for the renewal lease term, if exercised by Tenant, shall be $18,000 per year payable in installments of $1,500 per month, which shall be due to Landlord in advance on the first day of each calendar month of the renewal term.

3. Use

Tenant shall use the Leased Premises solely for commercial business space and shall not use or permit the Leased Premises to be used for any other purpose. Tenant shall not use the Leased Premises or permit anything to be done in or about the Leased Premises which will in any way violate any applicable law, statute, or ordinance. Tenant shall also comply with all applicable environmental laws, regulations, statutes, or ordinances.

4. Sublease and Assignment.

Tenant shall have the right, without Landlord's consent, to assign this Lease to a corporation with which Tenant may merge or consolidate, to any subsidiary of Tenant, to any corporation under common control with Tenant, or to a purchaser of substantially all of Tenant's assets. Except as set forth above, Tenant shall not sublease any part of the Leased Premises or assign this Lease in whole or in part without Landlord's consent. Such consent shall not be unreasonably withheld or delayed. Notwithstanding the granting of Landlord's consent, no sublease or assignment of this Lease or the Leased Premises shall release or alter Tenant's primary responsibility to pay rent and perform all of its other obligations under this Lease.

5. Maintenance and Repairs.

During the Lease term, Tenant shall, at its expense, keep the Leased Premises in a clean and sanitary condition, free from trash and debris.

Tenant shall also make, at its expense, all necessary repairs to the interior of the Leased Premises. Repairs shall include such items as routine repairs of floors, walls, ceilings, and other parts of the Leased Premises damaged or worn due to normal occupancy, except for major mechanical systems (including but not necessarily limited to, HVAC plumbing and electrical) or the roof, which shall be the responsibility of the Landlord. Any such repairs or maintenance shall be accomplished promptly using quality materials in a good and workmanlike manner, and in compliance with all applicable laws. All maintenance and repairs shall, at the expiration or earlier termination of the Lease, become the property of Landlord and remain upon and be surrendered with the Leased Premises.

If Tenant fails to promptly perform maintenance or make necessary repairs, Landlord may, but shall not be required to do so, and Tenant shall be responsible for the cost of any maintenance or repairs performed by Landlord or on her behalf.

In addition to the major mechanical systems, the Landlord shall be responsible for and keep the sidewalks and parking areas used for the Leased Premises in good condition and

repair, free from ice, snow, garbage and debris. The Landlord shall also maintain the lawn and landscaping at and about the Leased Premises. The Landlord shall be responsible for the foundation and structural elements of the Leased Premises and any plate glass windows.

6. Alterations and Improvements.

Tenant, at Tenant's expense, shall have the right to remodel, redecorate, and make alterations, improvements and replacements of and to all or any part of the Leased Premises from time to time as Tenant may deem desirable, provided that no alterations to the Leased Premises shall be made without the prior consent of Landlord. Any and all alterations shall be made in a good and workmanlike manner, using quality materials. Installation of flooring, wall coverings, paneling, built-in cabinetry, or other fixtures shall become a part of the realty and belong to Landlord and shall be surrendered with the Leased Premises.

Tenant shall pay when due all claims for labor, materials, and services associated with alternations performed by or at the request of Tenant. Tenant shall keep the Leased Premises free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant relating to the Leased Premises and Tenant does hereby agree to indemnify, hold harmless and defend Landlord from any liens, costs, attorneys' fees and encumbrances arising out of any work performed or materials furnished or obligations incurred by or at the request of Tenant.

Alterations performed by or at the request of Tenant shall comply with all laws. Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement and performance of the alterations and for final approval upon completion, and shall cause the alterations to be performed in compliance therewith and in compliance with all applicable insurance requirements.

Tenant shall have the right to place and install personal property, trade fixtures, equipment and other temporary fixtures in and upon the Leased Premises, and fasten the same to the building. All personal property, equipment, machinery, trade fixtures and temporary installations, whether acquired by Tenant at the commencement of the Lease term or installed on the Leased Premises by Tenant thereafter, shall remain Tenant's property free and clear of any claim by Landlord. Tenant shall have the right to remove the same at any time during the term of this Lease provided that all damage to the Leased Premises caused by such removal shall be repaired by Tenant at Tenant's expense.

7. Real and Personal Property Taxes.

During the term of this Lease, Landlord shall pay all real property taxes, and home owner association fees relating to the Building and the Leased Premises. Tenant shall pay all personal property taxes relating to all equipment or inventory of Tenant located in the Leased Premises. Landlord shall pay all personal property taxes relating to all personal property belonging to Landlord, if any, located in the Leased Premises.

8. Insurance.

(a) Property Damage. During the term of the Lease, Tenant shall provide insurance coverage for its property located in or on the Leased Premises to the extent Tenant deems appropriate. If the Leased Premises or any other part of the building is damaged by fire or other casualty resulting from any act or omission of Tenant or any of Tenant's agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Tenant shall be responsible for the costs of repair not covered by insurance.

(b) Casualty Insurance. During the term of the Lease, Tenant shall keep in full force and effect a policy of casualty insurance for the Leased Premises (the shell and core of the building) for their full replacement value, including insurance for loss of rent, payable to Landlord. The policy shall name the Landlord as an "additional insured." Landlord shall maintain fire and extended coverage insurance on the building and the Leased Premises in such amounts as Landlord shall deem appropriate. Tenant shall be responsible, at its own expense, for fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in or on the Leased Premises.

(c) Liability Insurance. During the term of the Lease, Tenant shall keep in full force and effect a policy of commercial general liability and property damage insurance with respect to the Leased Premises and business operated by Tenant, which shall name Landlord as an "additional insured." The limits of such commercial general liability and property damage policy shall be not less than $1,000,000.00 combined single limit coverage for bodily injury and property damage.

(d) Workers' Compensation Insurance. To the extent required by law, Tenant shall maintain state workers' compensation insurance in the statutorily mandated limits covering its employees, or maintain such alternate coverage or arrangements as legally permissible.

Tenant shall provide Landlord with current Certificates of Insurance evidencing Tenant's compliance with this Paragraph. Tenant hereby authorizes Landlord to communicate with the insurer carriers providing insurance coverage to Tenant as required by this Lease and Tenant has requested that the carriers notify Landlord at least (10) days prior to the expiration of any of the policies. In the event Tenant shall fail to obtain and maintain insurance as required by this Lease, Landlord may, but shall not be required to, obtain and maintain such insurance at the Tenant's expense, which shall become due and payable as additional rent to be paid by Tenant to Landlord with the following month's rent.

9. Utilities.

Tenant shall pay all utility expenses relating to the Leased Premises unless otherwise expressly agreed in writing by Landlord. On or before the time Tenant takes possession of the Leased Premises, Tenant shall transfer all utilities for the Leased Premises to its name. In the event that any utility or service provided to the Leased Premises is not separately metered, Landlord shall pay the amount due and separately invoice Tenant for Tenant's pro rata share of the charges. Tenant shall pay such amounts within fifteen (15) days of the date of the invoice.

10. Signs.

Tenant, at Tenant's expense, shall have the right to install signs on the Leased Premises, which are permitted by applicable zoning ordinances and private restrictions or covenants, provided that no signs shall be installed without the prior consent of Landlord. Landlord may refuse consent to Tenant's installation of any proposed sign that is, in Landlord's opinion, too large, negatively impacts the reputation of the Building, or is otherwise inconsistent with or inappropriate to the Leased Premises or use of any other tenant. Tenant shall repair all damage to the Leased Premises resulting from the removal of signs installed by Tenant.

11. Quiet Possession.

Landlord covenants and warrants that upon performance by Tenant of its obligations hereunder, Landlord will keep and maintain Tenant in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Leased Premises during the term of this Lease.

12. Right of Entry.

Landlord shall have the right to enter upon the Leased Premises at reasonable hours to inspect the same, provided that Landlord shall not unreasonably interfere with Tenant's business. Landlord shall also have the right during the last thirty (30) days of the term of this Lease, or any renewal, to place and maintain a sign offering the Leased Premises for rent on the Building and in the windows of the Leased Premises.

13. Parking.

During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, other tenants of the Building and their guests and invitees, of the non-reserved common parking areas, driveways, and walkways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord. Landlord reserves the right to designate parking areas within reasonable proximity to the Building for Tenant and Tenant's agents and employees. Tenant shall provide Landlord with a list of all license plate numbers of cars owned by Tenant, its agents and employees.

14. Building Rules.

Tenant shall comply with the bylaws and covenants in effect for the Building adopted and amended by the owner of the complex from time to time and will cause all of its agents, employees, invitees and visitors to do the same. All changes to such rules will be sent by Landlord to Tenant in writing.

15. Damage and Destruction.

Subject to Paragraph 8(a) above, if the Leased Premises or any part thereof is damaged or destroyed by fire, casualty or structural defects to such a degree that the same cannot be used for Tenant's purposes, then Tenant shall have the right within ninety (90) days following such damage to elect by written notice to Landlord to terminate this Lease as of the date of such damage. In the event of minor damage to any part of the Leased Premises, and if such damage does not render the Leased Premises unusable for Tenant's purposes, Landlord shall promptly repair such damage at the cost of the Landlord, unless such damage was caused by an act or omission of Tenant. In making the repairs called for in this paragraph, Landlord shall not be liable for any delays resulting from strikes, governmental restrictions, inability to obtain necessary materials or labor or other matters which are beyond the reasonable control of Landlord. Tenant shall be relieved from paying rent and other charges during any portion of the Lease term that the Leased Premises are unfit for occupancy, or use, in whole or in part, for Tenant's purposes. Rent and other charges paid in advance for any such periods shall be credited on the rent payments due the following month, if any. If no further payments are to be made, any such advance payments shall be refunded to Tenant. The provisions of this paragraph extend only to damage caused by circumstances beyond Tenant's reasonable control and which renders the Leased Premises unfit for occupancy or use for Tenant's purposes.

16. Default.

The occurrence of any one or more of the following events shall be a default and breach of this Lease by Tenant:

(a) The vacating or abandonment of the Leased Premises by Tenant. In the event Tenant abandons the Leased Premises during the term of the Lease, all personal property left on the Leased Premises by Tenant for a period of fifteen (15) days or more shall be deemed abandoned at the option of Landlord and shall become the property of Landlord.

(b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder for a period of ten (10) days after the date such payment is due.

(c) The failure by Tenant to observe or perform any provisions of this Lease required to be observed or performed by Tenant for a period of thirty (30) days after written notice thereof by Landlord to Tenant. However, if the nature of the default is such that more than thirty (30) days are reasonably required to cure, then Tenant shall not be deemed to be

in default if Tenant commences efforts to cure the default within the thirty (30) day period and thereafter diligently completes the cure within sixty (60) days.

(d) A sale, conveyance, mortgage, pledge, assignment, sublease or other transfer or encumbrance, or any attempt to do so, in violation of this Lease.

(e) Tenant's failure to maintain the insurance policies required hereunder.

17. Remedies for Default.

In the event of any default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand:

(a) Terminate Tenant's right to possession of the Leased Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Leased Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all liabilities incurred by Landlord by reason of Tenant's default, including, but not limited to: (i) unpaid monthly rent which had been earned or was payable at the time of termination; (ii) the amount by which the unpaid monthly rent which would have been earned or payable after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the amount by which the unpaid monthly rent which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all liabilities proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Leased Premises after such default, the cost of recovering possession of the Leased Premises, expenses of re-leasing, including necessary renovation or alteration of the Leased Premises, Landlord's attorney's fees and costs incurred in connection therewith, and any real estate commissions paid or payable. If Tenant abandons the Leased Premises, Landlord shall have the option of taking possession of the Leased Premises and recovering from Tenant the amount specified in this subparagraph, or proceeding under the provisions of subparagraph (b) below;

(b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Leased Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease and at law or in equity, including the right to recover the rent and other sums and charges as they become due hereunder; or

(c) Pursue any other right or remedy now or hereafter available to Landlord hereunder or at law or in equity.

If there is a default with respect to any of Landlord's covenants, warranties or representations under this Lease, and if the default continues more than thirty (30) days after notice in writing from Tenant to Landlord specifying the default, Tenant may, at its option and without affecting any other remedy hereunder, cure such default and deduct the cost thereof from the next month's rent payment. If this Lease terminates prior to Tenant receiving full reimbursement, Landlord shall pay the unreimbursed balance of the default to Tenant on demand.

18. Condemnation.

If any legally, constituted authority condemns the Building or such part thereof rendering the Leased Premises unfit for Tenant's business purposes, this Lease shall cease as of the date the Tenant is required to vacate the Leased Premises. Tenant shall pay rent for the portion of the month it occupied the Leased Premises on a prorated basis. Such termination shall be without prejudice to the rights of either party to recover compensation from the condemning authority for any loss or damage caused by the condemnation. Neither party shall have any rights in or to any award made to the other by the condemning authority.

19. Subordination.

This Lease is subject and subordinate to any mortgage or deed of trust which now or hereafter may affect the Building, as well as all renewals, modifications, consolidations, replacements and extensions thereof.

20. Termination.

Either party may terminate this Lease by giving six (6) months advance written notice to the other.

21. Surrender.

On the last day of the Initial Term, or on the last day of the renewal period, Tenant shall, at its own expense, remove all property belonging to Tenant and all garbage, and shall surrender the Leased Premises in as good a condition as when it took possession, except for ordinary wear and tear, repairs and maintenance required to be made by Landlord, loss by fire or casualty, loss by any cause beyond the Tenant's control, and alterations, additions, and improvements herein permitted. If Tenant fails to surrender the Leased Premises as required, a tenancy from day to day shall be created at a rental rate of $100 per day.

22. Notice.

Any notice required or permitted under this Lease shall be deemed sufficiently given or served if sent by United States certified mail, return receipt requested, addressed as follows:

If to Landlord to:

Julie Blockey
208 Lucille Lane
Bozeman, MT 59718

If to Tenant to:

Reliance Global Holdings, LLC
Attn: Yaakov Beyman, Executive Vice-President

300 Boulevard of the Americans, Suite 105

Lakewood, NJ 08701

Either party may change the address to which she/it is to receive notices by giving written notice to the other not less than thirty (30) days in advance of such change.

23. Brokers.

Tenant represents that Tenant was not shown the Leased Premises by any real estate broker or agent and that Tenant has not otherwise engaged in any activity which could form the basis for a claim against Landlord for payment of a real estate commission, brokerage fee, finder's fee or other similar charge, in connection with this Lease.

24. Waiver.

No waiver of any default of Landlord or Tenant hereunder shall be implied from any failure to take any action on account of a default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

25. Severability.

Should any provision of this Lease be determined to be unenforceable, all remaining terms and provisions shall remain in full force and effect and shall be fully severable.

26. Headings.

The headings used in this Lease are for the convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Lease.

27. Successors.

The provisions of this Lease shall extend to and be binding upon Landlord and Tenant and their respective legal representatives, successors and assigns.

28. Compliance with Law.

Tenant and Landlord shall comply with all laws, ordinances, regulations, and other requirements pertaining to the Leased Premises.

29. Final Agreement.

This Lease is the final agreement of the parties, and supersedes all prior understandings or agreements of the parties, relating to the Leased Premises. No modification or additions to this Lease shall be binding unless in writing signed by both parties.

30. Attorney's Fees.

In the event that Landlord retains an attorney to prepare a notice of default because Tenant is in default, then Tenant shall pay to Landlord the sum of $350 as the cost of each notice of default. In the event legal or equitable action is taken to enforce any provision of this Lease, the prevailing party shall be awarded its court costs and reasonable attorney's fees.

31. Governing Law.

This Lease shall be governed, construed and interpreted by, through and under the Laws of the State of Montana.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

--LANDLORD--

JULIE BLOCKEY

--TENANT--

SOUTHWESTERN MONTANA
INSURANCE CENTER, LLC

By ______________________________
Its: Ezra S. Beyman, Manager

2050328.v1

Tenant and Landlord shall comply with all laws, ordinances, regulations, and other requirements pertaining to the Leased Premises.

29. Final Agreement.

This Lease is the final agreement of the parties, and supersedes all prior understandings or agreements of the parties, relating to the Leased Premises. No modification or additions to this Lease shall be binding unless in writing signed by both parties.

30. Attorney's Fees.

In the event that Landlord retains an attorney to prepare a notice of default because Tenant is in default, then Tenant shall pay to Landlord the sum of $350 as the cost of each notice of default. In the event legal or equitable action is taken to enforce any provision of this Lease, the prevailing party shall be awarded its court costs and reasonable attorney's fees.

31. Governing Law.

This Lease shall be governed, construed and interpreted by, through and under the Laws of the State of Montana.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

--LANDLORD--

____

JULIE BLOCKEY

--TENANT--

SOUTHWESTERN MONTANA
INSURANCE CENTER, LLC

By ____________________________
Its: Ezra S. Beyman, Manager

2050328.v1

COMMERCIAL LEASE AGREEMENT

This Commercial Lease Agreement ("Lease") is made and effective April 1, 2019, by and between Craig E. and Julie A. Blockey ("Landlord") and Southwestern Montana Insurance Center, LLC ("Tenant").

RECITALS

WHEREAS, Landlord is the owner of land and improvements located at 14 Pollywog Lane, Belgrade, Montana 59714 (the "Building").

WHEREAS, Landlord makes available for lease a portion of the Building (the "Leased Premises").

WHEREAS, Landlord desires to lease the Leased Premises to Tenant, and Tenant desires to lease the Leased Premises from Landlord pursuant to the terms, conditions, covenants, and provisions herein set forth.

THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, it is agreed:

1. Term.

A. Subject to the termination provision in Section 20, Landlord hereby leases the Leased Premises to Tenant, and Tenant hereby leases the Leased Premises from Landlord, for an "Initial Term" of four (4) years beginning April 1, 2019 and ending March 31, 2023.

B. Provided that Tenant is not in default in the performance of the terms, conditions, and/or covenants of this Lease, Tenant shall have the option to renew this Lease for an extended term of one (1) year. If Tenant desires to exercise the option to renew, Tenant shall give written notice to Landlord not less than ninety (90) days prior to the expiration of the Initial Term. The renewal term shall be at the rental amount set forth in Paragraph 2 and upon the same terms and conditions as provided in this Lease.

2. Rental Amount.

A. During the Initial Term, Tenant shall pay rent to Landlord in the amount of $84,000 per year, payable in installments of $7000 per month. Each installment payment shall be due in advance on the first day of each calendar month to Landlord at 208 Lucille Lane, Bozeman, Montana 59715, or at such other place designated by written notice from Landlord to Tenant. The rental payment amount for any partial calendar months included in the lease term shall be prorated on a daily basis. Tenant is not required to pay to Landlord a "Security Deposit."

B. The rental amount for the renewal lease term, if exercised by Tenant, shall be $84,000 per year payable in installments of $7000 per month, which shall be due to Landlord in advance on the first day of each calendar month of the renewal term.

3. Use

Tenant shall use the Leased Premises solely for commercial business space and shall not use or permit the Leased Premises to be used for any other purpose. Tenant shall not use the Leased Premises or permit anything to be done in or about the Leased Premises which will in any way violate any applicable law, statute, or ordinance. Tenant shall also comply with all applicable environmental laws, regulations, statutes, or ordinances.

4. Sublease and Assignment.

Tenant shall have the right, without Landlord's consent, to assign this Lease to a corporation with which Tenant may merge or consolidate, to any subsidiary of Tenant, to any corporation under common control with Tenant, or to a purchaser of substantially all of Tenant's assets. Except as set forth above, Tenant shall not sublease any part of the Leased Premises or assign this Lease in whole or in part without Landlord's consent. Such consent shall not be unreasonably withheld or delayed. Notwithstanding the granting of Landlord's consent, no sublease or assignment of this Lease or the Leased Premises shall release or alter Tenant's primary responsibility to pay rent and perform all of its other obligations under this Lease.

5. Maintenance and Repairs.

During the Lease term, Tenant shall, at its expense, keep the Leased Premises in a clean and sanitary condition, free from trash and debris.

Tenant shall also make, at its expense, all necessary repairs to the interior of the Leased Premises. Repairs shall include such items as routine repairs of floors, walls, ceilings, and other parts of the Leased Premises damaged or worn due to normal occupancy, except for major mechanical systems (including but not necessarily limited to, HVAC plumbing and electrical) or the roof, which shall be the responsibility of the Landlord. Any such repairs or maintenance shall be accomplished promptly using quality materials in a good and workmanlike manner, and in compliance with all applicable laws. All maintenance and repairs shall, at the expiration or earlier termination of the Lease, become the property of Landlord and remain upon and be surrendered with the Leased Premises.

If Tenant fails to promptly perform maintenance or make necessary repairs, Landlord may, but shall not be required to do so, and Tenant shall be responsible for the cost of any maintenance or repairs performed by Landlord or on her behalf.

In addition to the major mechanical systems, the Landlord shall be responsible for and keep the sidewalks and parking areas used for the Leased Premises in good condition and

repair, free from ice, snow, garbage and debris. The Landlord shall also maintain the lawn and landscaping at and about the Leased Premises. The Landlord shall be responsible for the foundation and structural elements of the Leased Premises and any plate glass windows.

6. Alterations and Improvements.

Tenant, at Tenant's expense, shall have the right to remodel, redecorate, and make alterations, improvements and replacements of and to all or any part of the Leased Premises from time to time as Tenant may deem desirable, provided that no alterations to the Leased Premises shall be made without the prior consent of Landlord. Any and all alterations shall be made in a good and workmanlike manner, using quality materials. Installation of flooring, wall coverings, paneling, built-in cabinetry, or other fixtures shall become a part of the realty and belong to Landlord and shall be surrendered with the Leased Premises.

Tenant shall pay when due all claims for labor, materials, and services associated with alternations performed by or at the request of Tenant. Tenant shall keep the Leased Premises free from any liens arising out of work performed, materials furnished, or obligations incurred by Tenant relating to the Leased Premises and Tenant does hereby agree to indemnify, hold harmless and defend Landlord from any liens, costs, attorneys' fees and encumbrances arising out of any work performed or materials furnished or obligations incurred by or at the request of Tenant.

Alterations performed by or at the request of Tenant shall comply with all laws. Tenant, at its expense, shall obtain all necessary permits and certificates for the commencement and performance of the alterations and for final approval upon completion, and shall cause the alterations to be performed in compliance therewith and in compliance with all applicable insurance requirements.

Tenant shall have the right to place and install personal property, trade fixtures, equipment and other temporary fixtures in and upon the Leased Premises, and fasten the same to the building. All personal property, equipment, machinery, trade fixtures and temporary installations, whether acquired by Tenant at the commencement of the Lease term or installed on the Leased Premises by Tenant thereafter, shall remain Tenant's property free and clear of any claim by Landlord. Tenant shall have the right to remove the same at any time during the term of this Lease provided that all damage to the Leased Premises caused by such removal shall be repaired by Tenant at Tenant's expense.

7. Real and Personal Property Taxes.

During the term of this Lease, Landlord shall pay all real property taxes relating to the Building and the Leased Premises. Tenant shall pay all personal property taxes relating to all equipment or inventory of Tenant located in the Leased Premises. Landlord shall pay all personal property taxes relating to all personal property belonging to Landlord, if any, located in the Leased Premises.

8. Insurance.

(a) Property Damage. During the term of the Lease, Tenant shall provide insurance coverage for its property located in or on the Leased Premises to the extent Tenant deems appropriate. If the Leased Premises or any other part of the building is damaged by fire or other casualty resulting from any act or omission of Tenant or any of Tenant's agents, employees or invitees, rent shall not be diminished or abated while such damages are under repair, and Tenant shall be responsible for the costs of repair not covered by insurance.

(b) Casualty Insurance. During the term of the Lease, Tenant shall keep in full force and effect a policy of casualty insurance for the Leased Premises (the shell and core of the building) for their full replacement value, including insurance for loss of rent, payable to Landlord. The policy shall name the Landlord as an "additional insured." Landlord shall maintain fire and extended coverage insurance on the building and the Leased Premises in such amounts as Landlord shall deem appropriate. Tenant shall be responsible, at its own expense, for fire and extended coverage insurance on all of its personal property, including removable trade fixtures, located in or on the Leased Premises.

(c) Liability Insurance. During the term of the Lease, Tenant shall keep in full force and effect a policy of commercial general liability and property damage insurance with respect to the Leased Premises and business operated by Tenant, which shall name Landlord as an "additional insured." The limits of such commercial general liability and property damage policy shall be not less than $1,000,000.00 combined single limit coverage for bodily injury and property damage.

(d) Workers' Compensation Insurance. To the extent required by law, Tenant shall maintain state workers' compensation insurance in the statutorily mandated limits covering its employees, or maintain such alternate coverage or arrangements as legally permissible.

Tenant shall provide Landlord with current Certificates of Insurance evidencing Tenant's compliance with this Paragraph. Tenant hereby authorizes Landlord to communicate with the insurer carriers providing insurance coverage to Tenant as required by this Lease and Tenant has requested that the carriers notify Landlord at least (10) days prior to the expiration of any of the policies. In the event Tenant shall fail to obtain and maintain insurance as required by this Lease, Landlord may, but shall not be required to, obtain and maintain such insurance at the Tenant's expense, which shall become due and payable as additional rent to be paid by Tenant to Landlord with the following month's rent.

9. Utilities.

Tenant shall pay all utility expenses relating to the Leased Premises unless otherwise expressly agreed in writing by Landlord. On or before the time Tenant takes possession of the Leased Premises, Tenant shall transfer all utilities for the Leased Premises to its name. In the event that any utility or service provided to the Leased Premises is not separately

metered, Landlord shall pay the amount due and separately invoice Tenant for Tenant's pro rata share of the charges. Tenant shall pay such amounts within fifteen (15) days of the date of the invoice.

10. Signs.

Tenant, at Tenant's expense, shall have the right to install signs on the Leased Premises, which are permitted by applicable zoning ordinances and private restrictions or covenants, provided that no signs shall be installed without the prior consent of Landlord. Landlord may refuse consent to Tenant's installation of any proposed sign that is, in Landlord's opinion, too large, negatively impacts the reputation of the Building, or is otherwise inconsistent with or inappropriate to the Leased Premises or use of any other tenant. Tenant shall repair all damage to the Leased Premises resulting from the removal of signs installed by Tenant.

11. Quiet Possession.

Landlord covenants and warrants that upon performance by Tenant of its obligations hereunder, Landlord will keep and maintain Tenant in exclusive, quiet, peaceable and undisturbed and uninterrupted possession of the Leased Premises during the term of this Lease.

12. Right of Entry.

Landlord shall have the right to enter upon the Leased Premises at reasonable hours to inspect the same, provided that Landlord shall not unreasonably interfere with Tenant's business. Landlord shall also have the right during the last thirty (30) days of the term of this Lease, or any renewal, to place and maintain a sign offering the Leased Premises for rent on the Building and in the windows of the Leased Premises.

13. Parking.

During the term of this Lease, Tenant shall have the non-exclusive use in common with Landlord, of the parking areas, driveways, and walkways, subject to rules and regulations for the use thereof as prescribed from time to time by Landlord.

14. [RESERVED]

15. Damage and Destruction.

Subject to Paragraph 8(a) above, if the Leased Premises or any part thereof is damaged or destroyed by fire, casualty or structural defects to such a degree that the same cannot be used for Tenant's purposes, then Tenant shall have the right within ninety (90) days following such damage to elect by written notice to Landlord to terminate this Lease as of the date of such damage. In the event of minor damage to any part of the Leased

Premises, and if such damage does not render the Leased Premises unusable for Tenant's purposes, Landlord shall promptly repair such damage at the cost of the Landlord, unless such damage was caused by an act or omission of Tenant. In making the repairs called for in this paragraph, Landlord shall not be liable for any delays resulting from strikes, governmental restrictions, inability to obtain necessary materials or labor or other matters which are beyond the reasonable control of Landlord. Tenant shall be relieved from paying rent and other charges during any portion of the Lease term that the Leased Premises are unfit for occupancy, or use, in whole or in part, for Tenant's purposes. Rent and other charges paid in advance for any such periods shall be credited on the rent payments due the following month, if any. If no further payments are to be made, any such advance payments shall be refunded to Tenant. The provisions of this paragraph extend only to damage caused by circumstances beyond Tenant's reasonable control and which renders the Leased Premises unfit for occupancy or use for Tenant's purposes.

16. Default.

The occurrence of any one or more of the following events shall be a default and breach of this Lease by Tenant:

(a) The vacating or abandonment of the Leased Premises by Tenant. In the event Tenant abandons the Leased Premises during the term of the Lease, all personal property left on the Leased Premises by Tenant for a period of fifteen (15) days or more shall be deemed abandoned at the option of Landlord and shall become the property of Landlord.

(b) The failure by Tenant to make any payment of rent or any other payment required to be made by Tenant hereunder for a period of ten (10) days after the date such payment is due.

(c) The failure by Tenant to observe or perform any provisions of this Lease required to be observed or performed by Tenant for a period of thirty (30) days after written notice thereof by Landlord to Tenant. However, if the nature of the default is such that more than thirty (30) days are reasonably required to cure, then Tenant shall not be deemed to be in default if Tenant commences efforts to cure the default within the thirty (30) day period and thereafter diligently completes the cure within sixty (60) days.

(d) A sale, conveyance, mortgage, pledge, assignment, sublease or other transfer or encumbrance, or any attempt to do so, in violation of this Lease.

(e) Tenant's failure to maintain the insurance policies required hereunder.

17. Remedies for Default.

In the event of any default or breach by Tenant, Landlord may at any time thereafter, with or without notice or demand:

(a) Terminate Tenant's right to possession of the Leased Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Leased Premises to Landlord. In such event, Landlord shall be entitled to recover from Tenant all liabilities incurred by Landlord by reason of Tenant's default, including, but not limited to: (i) unpaid monthly rent which had been earned or was payable at the time of termination; (ii) the amount by which the unpaid monthly rent which would have been earned or payable after termination until the time of the award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the amount by which the unpaid monthly rent which would have been paid for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all liabilities proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom, including, but not limited to, any costs or expenses incurred by Landlord in maintaining or preserving the Leased Premises after such default, the cost of recovering possession of the Leased Premises, expenses of re-leasing, including necessary renovation or alteration of the Leased Premises, Landlord's attorney's fees and costs incurred in connection therewith, and any real estate commissions paid or payable. If Tenant abandons the Leased Premises, Landlord shall have the option of taking possession of the Leased Premises and recovering from Tenant the amount specified in this subparagraph, or proceeding under the provisions of subparagraph (b) below;

(b) Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Leased Premises. In such event, Landlord shall be entitled to enforce all of Landlord's rights and remedies under this Lease and at law or in equity, including the right to recover the rent and other sums and charges as they become due hereunder; or

(c) Pursue any other right or remedy now or hereafter available to Landlord hereunder or at law or in equity.

If there is a default with respect to any of Landlord's covenants, warranties or representations under this Lease, and if the default continues more than thirty (30) days after notice in writing from Tenant to Landlord specifying the default, Tenant may, at its option and without affecting any other remedy hereunder, cure such default and deduct the cost thereof from the next month's rent payment. If this Lease terminates prior to Tenant receiving full reimbursement, Landlord shall pay the unreimbursed balance of the default to Tenant on demand.

18. Condemnation.

If any legally, constituted authority condemns the Building or such part thereof rendering the Leased Premises unfit for Tenant's business purposes, this Lease shall cease as of the date the Tenant is required to vacate the Leased Premises. Tenant shall pay rent for the portion of the month it occupied the Leased Premises on a prorated basis. Such

termination shall be without prejudice to the rights of either party to recover compensation from the condemning authority for any loss or damage caused by the condemnation. Neither party shall have any rights in or to any award made to the other by the condemning authority.

19. Subordination.

This Lease is subject and subordinate to any mortgage or deed of trust which now or hereafter may affect the Building, as well as all renewals, modifications, consolidations, replacements and extensions thereof.

20. Termination.

Either party may terminate this Lease by giving six (6) months advance written notice to the other.

21. Surrender.

On the last day of the Initial Term, or on the last day of the renewal period, Tenant shall, at its own expense, remove all property belonging to Tenant and all garbage, and shall surrender the Leased Premises in as good a condition as when it took possession, except for ordinary wear and tear, repairs and maintenance required to be made by Landlord, loss by fire or casualty, loss by any cause beyond the Tenant's control, and alterations, additions, and improvements herein permitted. If Tenant fails to surrender the Leased Premises as required, a tenancy from day to day shall be created at a rental rate of $100 per day.

22. Notice.

Any notice required or permitted under this Lease shall be deemed sufficiently given or served if sent by United States certified mail, return receipt requested, addressed as follows:

If to Landlord to:

Julie and Craig Blockey
208 Lucille Lane
Bozeman, MT 59718

If to Tenant to:

Reliance Global Holdings, LLC
Attn: Yaakov Beyman, Executive Vice-President

300 Boulevard of the Americas, Suite 105

Lakewood, NJ 08701

Either party may change the address to which she/it is to receive notices by giving written notice to the other not less than thirty (30) days in advance of such change.

23. Brokers.

Tenant represents that Tenant was not shown the Leased Premises by any real estate broker or agent and that Tenant has not otherwise engaged in any activity which could form the basis for a claim against Landlord for payment of a real estate commission, brokerage fee, finder's fee or other similar charge, in connection with this Lease.

24. Waiver.

No waiver of any default of Landlord or Tenant hereunder shall be implied from any failure to take any action on account of a default if such default persists or is repeated, and no express waiver shall affect any default other than the default specified in the express waiver and that only for the time and to the extent therein stated. One or more waivers by Landlord or Tenant shall not be construed as a waiver of a subsequent breach of the same covenant, term or condition.

25. Severability.

Should any provision of this Lease be determined to be unenforceable, all remaining terms and provisions shall remain in full force and effect and shall be fully severable.

26. Headings.

The headings used in this Lease are for the convenience of the parties only and shall not be considered in interpreting the meaning of any provision of this Lease.

27. Successors.

The provisions of this Lease shall extend to and be binding upon Landlord and Tenant and their respective legal representatives, successors and assigns.

28. Compliance with Law.

Tenant and Landlord shall comply with all laws, ordinances, regulations, and other requirements pertaining to the Leased Premises.

29. Final Agreement.

This Lease is the final agreement of the parties, and supersedes all prior understandings or agreements of the parties, relating to the Leased Premises. No modification or additions to this Lease shall be binding unless in writing signed by both parties.

30. Attorney's Fees.

In the event that Landlord retains an attorney to prepare a notice of default because Tenant is in default, then Tenant shall pay to Landlord the sum of $350 as the cost of each notice of default. In the event legal or equitable action is taken to enforce any provision of this Lease, the prevailing party shall be awarded its court costs and reasonable attorney's fees.

31. Governing Law.

This Lease shall be governed, construed and interpreted by, through and under the Laws of the State of Montana.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

--LANDLORD--

CRAIG BLOCKEY

JULIE BLOCKEY

--TENANT--

SOUTHWESTERN MONTANA
INSURANCE CENTER, LLC

By ____________________
Its: Ezra S. Beyman, Manager

2050329.v1

30. Attorney's Fees.

In the event that Landlord retains an attorney to prepare a notice of default because Tenant is in default, then Tenant shall pay to Landlord the sum of $350 as the cost of each notice of default. In the event legal or equitable action is taken to enforce any provision of this Lease, the prevailing party shall be awarded its court costs and reasonable attorney's fees.

31. Governing Law.

This Lease shall be governed, construed and interpreted by, through and under the Laws of the State of Montana.

IN WITNESS WHEREOF, the parties have executed this Lease as of the day and year first above written.

--LANDLORD--

____
CRAIG BLOCKEY

____
JULIE BLOCKEY

--TENANT--

SOUTHWESTERN MONTANA
INSURANCE CENTER, LLC

By ____________________________
Its: Ezra S. Beyman, Manager

2050329.v1

LEASE

THIS LEASE, made and entered into this **17th day of August, 2020** by and between **Coverage Consultants Unlimited, Inc**, Lessor and, Commercial Coverage Solutions, LLC, Lessee.

Witnesseth, that said Lessor, in consideration of the rents and covenants hereinafter contained, and

by the Lessee to be paid and performed, hereby leases to the Lessee, the following premises:

Office space at 8 Ivy Ln,

Pomona, NY.

Said premises are to be used as and for an insurance agency and for no other. Commencing on the **17th** **day of August, 2020** for and during the full term of two (2) years and annually renewable by mutual consent thereafter; yielding and paying therefor, during said term the sum of **Two Thousand ($ 2,000.00) Dollars**, per month payable each month. Checks to be made payable to **Coverage Consultants Unlimited, Inc** 8 Ivy Ln Pomona, NY 10970, or at such other place as the Lessor may direct in writing. Coverage Consultants Unlimited, Inc. acknowledges there will be no security deposit.

Said Lessee covenants and agrees with said Lessor that they will pay said rents aforesaid, except said premises shall be destroyed or rendered untenable by fire or unavoidable accidents.

Lessee will not assign this Lease or underlet said premises or any part thereof, without the written consent of said Lessor;

Not use or occupy said premises or any therefor, or permit the same to be used or occupied for any purpose deemed extra hazardous, unlawful or improper; not use or occupy said premises for any purpose other than that for which they are leased, or in any manner which, in the opinion of Lessor, may annoy the neighborhood, or be detrimental to the reputation of said premises; and the said Lessor covenants and agrees with said Lessee, that said Lessee, paying the rents and observing and keeping the covenants of this Lease on Lessee's part to be kept, shall lawfully, peaceably, and quietly hold and occupy said premises during said term without any

The words "Lessor" or "Lessee" wherever used in this Lease shall include Lessor's and Lessee's, and the heirs, executors, administrators, successors and assigns of the Lessor or Lessors and Lessee or Lessees, respectively.

EXECUTED THIS 1 st day of September, 2020.

Coverage Consultants Unlimited, Inc

By: Coverage Consultants Unlimited Inc.
Coverage Consultants Unlimited, Inc, Lessor

By:________________________
Commercial Coverage Solutions,
Lessee

COMMERCIAL LEASE AGREEMENT

THIS COMMERCIAL LEASE AGREEMENT is made and entered into on this 1st day of May 2019, at Ottawa, Ohio, by and between **Fortman Brothers, LLC**, an Ohio limited liability company, hereinafter referred to as the "Lessor", and **"Fortman Insurance Services, LLC"**, an Ohio limited liability company, hereinafter referred to as the "Lessee".

ARTICLE 1 – BASIC TERMS AND DEFINITIONS

Section 1.01 BASIC TERMS The following basic terms shall have the meanings set forth in this Section 1.01 and are intended as a reference guide for the parties hereto. Each term is more particularly defined and provided for in Articles 2 through Article 19:

(A) PREMISES: 614 N. Perry St.
Ottawa, Ohio 45875

(B) PERMITTED USE: Professional/Insurance Services

(C) LEASE TERM: Five (5) years

(D) COMMENCEMENT DATE: May 1, 2019

(E) MINIMUM RENT: Year (1-5) $28,800.00/annual, $2,400.00/month

(F) SECURITY DEPOSIT: None

(G) COMMON AREA (CAM): N/A

(H) REAL ESTATE TAXES: Lessee responsible to pay

(I) BUILDING/FIRE INSURANCE: Lessee responsible to pay

(J) LIABILITY/OTHER INSURANCE: Lessee - $2,000,000.00/$4,000,000.00

(K) RENEWAL OPTIONS: Years 6-10 - $2,640.00/month
Years 11-15 - $2,904.00/month

(L) ASSIGNABILITY: Lessor will consent to assignment of this Lease to affiliates of Lessee or purchaser of Lessee's assets or Lessee.

(M) GUARANTOR(S): N/A

ARTICLE 2 - PREMISES, DESCRIPTION, USE AND TERM

Section 2.01 PREMISES DESCRIPTION Lessor hereby leases to Lessee, and Lessee hereby leases from Lessor, certain property, hereinafter referred to as the "Premises", situated in the Village of Ottawa, County of Putnam and State of Ohio, more particularly described as follows:

614 N. Perry St.
Ottawa, Ohio 45875

Section 2.02 PREMISES USAGE/TERM: To be used only as a commercial space for professional and insurance services and use as normally incident thereto, and for no other purpose without prior written consent of Lessor, for the term of five (5) years from the Commencement Date. The five (5) year term shall commence on May 1, 2019 (the "Rent Commencement Date") for the minimum annual rent of Twenty-Eight Thousand Eight Hundred ($28,800.00) Dollars per year, payable as specified in Article 3.

Section 2.03 PARKING Lessor shall provide parking adequate for the Lessee's customers, clients and associates employed at the Premises in the Premises parking lot. The Lessee shall not permit any vehicles or trucks to be parked in the parking lot overnight.

Section 2.04 PREMISES CONDITION Lessee shall accept the Premises "AS IS" and in the condition that it is in at the commencement of the Lease Agreement, subject to all defects therein, whether concealed or otherwise, except hidden defects known to Lessor and unknown to Lessee which would not be discoverable through a reasonable inspection by Lessee, and to release and forever discharge Lessor from any and all damages of every kind and nature arising hereunder. Lessee shall further indemnify and hold Lessor and the Premises (and improvements thereon) harmless from all liens and all liability in any way arising out of the use or condition of the Premises and the improvements thereon by the Lessee.

ARTICLE 3 - RENT

Section 3.01 MINIMUM RENT Lessee shall pay Lessor the sum total over the five (5) year term of One Hundred Forty-Four Thousand ($144,000.00) Dollars as rent for the Premises, in equal monthly installments of Two Thousand Four Hundred ($2,400.00) Dollars per month, without demand and without set off or deduction, except as expressly provided herein in Section 3.02, each in advance on the first day of each calendar month commencing on the Rent Commencement Date, and continuing thereafter until said total shall be paid in full.

Section 3.02 ADDITIONAL RENT Lessee agrees to pay as rent or directly to the service provider, without demand, set off or deduction, in addition to the minimum rental hereinbefore provided the following:

1. Lessee shall pay electric charges
2. Lessee shall pay gas charges
3. Lessee shall pay water, sewer and storm sewer charges
4. Lessee shall pay refuse removal
5. Lessee shall pay for lawn care and snow removal
6. Lessee shall pay for any other utility it would require, including without limitation, telephone, internet and any other required service.

Section 3.03 SECURITY DEPOSIT None.

Section 3.06 DEFAULT IN PAYMENT In the event that the monthly rental payment is not received by the 10th day of the month that it becomes due, it shall be considered to be in default. If Lessee defaults in the payment of any installment of rent hereunder, such installment shall bear interest at the then current Prime rate of interest published in the Wall Street Journal plus four percent (4%) per annum from the day it is due until paid. In like manner, all other obligations, benefits and monies which may become due to Lessor, from Lessee under the terms hereof, or which are paid by Lessor because of Lessee's default hereunder shall bear interest at the then current Prime rate of interest published in the Wall Street Journal plus four percent (4%) per annum from that due date until paid, or, in the case of sums paid by Lessor, because of Lessee's default hereunder from the date such payments are made by Lessor until the date Lessor is reimbursed by Lessee therefore.

ARTICLE 4 - DELIVERY OF POSSESSION

Section 4.01 DELIVERY OF POSSESSION The Lessor shall deliver the Premises to the Lessee upon the Rent Commencement date of May 1, 2019 in the condition as stated and set forth in Section 2.04.

ARTICLE 5 - INSURANCE

Section 5.01 LESSEE'S OBLIGATION Lessee agrees to and shall, from the date hereof, secure from a good and responsible company doing insurance business in the State of Ohio, and maintain during the entire term of this Lease, public liability insurance in the minimum amount of Two Million ($2,000,000.00) dollars per person and Four Million ($4,000,000.00) dollars per aggregate for any and all liability of Lessee with respect to the Premises or arising out of the use of occupancy thereof or loss from an accident resulting in bodily injury or death of a person, and for loss from an accident resulting in damage to or destruction of property. Lessor shall be listed as an additional named insured of said policy.

Section 5.02 PROOF OF COVERAGE The original policies may be retained by the insured, but the Lessor shall have the right to inspect any and all such policies, and the insured, on demand, agrees to furnish the other party proof of payment of the premium or premiums on any such policies.

Section 5.03 FAILURE TO SECURE If either party at any time during the term hereof should fail to secure or maintain the foregoing insurance, the other party shall be permitted to obtain such insurance in the defaulting party's name, or as the agent of the defaulting party and shall be compensated by the defaulting party for the costs of the insurance premiums.

Section 5.04 FIRE, CASUALTY AND FLOOD DAMAGE If the building or other improvements on the Leased Premises should be damaged or destroyed by fire, flood, or other casualty, Lessee shall give immediate written notice thereof to Lessor. The Lessee shall be responsible for procuring and paying for fire, casualty and building insurance, along with flood insurance, in minimum amount of Premises value as set forth further in Section 7.02(k).

Section 5.05 PROHIBITED USAGE Lessee shall not do or permit anything to be done in said premises, or bring or keep anything therein which will in any way increase the rate of fire insurance on said building, or which conflict with the laws relating to fires, or with the regulations of the Fire department or with any insurance policy upon said building or any part thereof, or conflict with any of the rules and ordinances of the Board of Health or Building Inspection Department, or which would in any other way be considered illegal. In the event that any use of Lessee conflicts with any insurance policy upon the building or in any part thereof, of increases the rate of fire insurance, Lessee shall pay to Lessor the amount of any increased insurance premiums, if Lessor is responsible for payment of said premiums.

Section 5.06 TOTAL DESTRUCTION If the building on the Leased premises should be totally destroyed by fire, flood, or other casualty, or if it should be so damaged that rebuilding or repairs cannot be reasonably completed within ninety (90) working days from the date of notification by Lessee to Lessor of the occurrence of the damage, Lessee, at their option, shall have the right to terminate said Lease and rent shall be abandoned for the unexpired portion of this Lease, effective as of the date the building became untenable.

Section 5.07 PARTIAL DAMAGE If the building or other improvements on the Leased premises should be damaged by fire, flood, or other casualty, but not to such an extent that rebuilding, and repairs cannot be reasonably completed within ninety (90) working days from the date of notification by Lessee to Lessor of the occurrence of the damage, this Lease may be terminated at Lessee's discretion. Proceeds paid to Lessee or Lessor under any policy of insurance hereof, constituting payment for damage to the physical structures of the demised premises, shall be applied to rebuilding or repairing such buildings and other improvements to substantially the same condition in which they existed prior to such damage. Rent shall abate as of the date the property becomes untenable until the property becomes tenable again.

Section 5.08 WAIVER OF SUBROGATION Lessor agrees to cause each insurance policy carried by Lessee insuring the Premises against loss by fire or other causes covered by the standard extended coverage endorsement, to be written in a manner so as to provide that the insurance company waives all right of recovery by way of subrogation against Lessor for any loss or damage

covered by any such policy. Lessor shall not be liable to the Lessee or any other party for any loss or damage caused by fire or any of the risks enumerated in the standard extended coverage endorsement. Lessee agrees to cause each insurance policy carried by Lessee insuring Lessor's property against loss by fire or causes covered by the standard extended coverage endorsement, to be written in a manner so as to provide that the insurance company waives all right of recovery by way of subrogation against Lessor for any loss or damage covered by such policy. Lessor shall not be liable to the Lessee or any other party for any loss or damage caused by fire or any of the risks enumerated in the standard extended coverage endorsement.

ARTICLE 6 - WASTE AND NUISANCE

Section 6.01 WASTE AND NUISANCE Lessee shall not commit or suffer to be committed any waste on the Premises nor shall be maintained or permit the maintenance or commission of any nuisance on the Premises or use the Premises for any unlawful purpose.

ARTICLE 7 - MAINTENANCE AND REPAIRS

Section 7.01 LESSEE'S DUTY TO REPAIR AND MAINTAIN Lessee agrees to keep the Premises in good order and repair, reasonable wear and tear and damage by accident, fire, or other casualty not resulting from Lessee's negligence excepted.

Section 7.02 LESSEE'S RESPONSIBILITIES The following shall be the responsibility of the Lessee:

(a) Not attach, paint or inscribe any signs of structures on the roof or exterior walls of the building without written consent of Lessor, which consent shall not be unreasonably withheld.
(b) Permit Lessor or agents of Lessor at reasonable times to enter the premises to examine the condition thereof and make such repairs or improvements necessary for the safety and preservation of the premises, or at the expiration of the Lease Term to exhibit the premises to prospective purchasers or tenants.
(d) Maintain plate glass insurance upon all glass installed in the leased premises or replace all broken glass at Lessee's expense.
(e) Hold Lessor harmless from any and all claims and demands by any person arising from the failure of Lessee to perform any obligation thereof.
(f) Except as otherwise provided, in Section 15.01, not assign or transfer this lease or sublet the premises without the written consent of Lessor, which consent shall not unreasonably be withheld.
(g) Repair all damage caused by the negligence of Lessee, its invitees or employees to the leased premises.
(h) Lessee will be solely responsible for all repairs to the interior of the premises, including but not limited to drainage, plumbing (internal fixtures only) and electrical services and

will save Lessor harmless from and against all liens, claims and damages by reason of any repairs or improvements which may be made by Lessee.

(i) The Lessee shall be responsible for reasonable maintenance and repair of the heating, ventilating and air conditioning unit(s) (the "HVAC") servicing the Premises. In addition, Lessee shall be responsible for having in place a bi-annual service contract with a licensed and bonded HVAC contractor, and such contractor shall be approved by the Lessor. The Lessee's aggregate annual expenses pursuant to this Section 7.02 (i) plus 7.02 (h) above shall not exceed $10,000. Lessor shall be responsible for any major repairs or replacement of the HVAC system servicing the Premises.

(j) Surrender the premises at the end of the lease term in as good condition as the premises are at the inception of this Commercial Lease Agreement except for reasonable wear and tear, and unavoidable casualty.

(k) Pay any and all flood, building, fire and casualty insurance for the Premises with a minimum of Five Hundred Thousand ($500,000.00) Dollars of coverage on the Premises unless it's insurable value is a lesser amount. The Lessee shall make all such insurance payments in a timely fashion and in the event that Lessor does not pay such premiums in a timely fashion, the Lessor may make such payments on behalf of the Lessee. In the event that the Lessor is forced to pay any insurance premiums due to the inaction, omission or tardiness of the Lessee, the Lessee shall pay twenty (20%) percent of any amounts the Lessor pays on Lessee's behalf as a penalty and reimbursement of costs in addition to the amount of any unpaid premium for which it will indemnify Lessor. Lessee shall continue to pay interest on any unpaid premium(s) at a rate of ten (10%) percent per month until Lessor is fully indemnified. Lessee shall also ensure that Lessor is a named insured on any and all polices of insurance.

(l) Pay any and all property taxes and assessments due and owing for the Premises as they become due. The Lessee shall pay all property taxes and assessments in a timely fashion and in the event that Lessor does not pay such property taxes and assessments in a timely fashion, the Lessor may choose to make such payments on behalf of the Lessee. In the event that the Lessor is forced to pay any property taxes or assessments due to the inaction, omission or tardiness of the Lessee, the Lessee shall pay twenty (20%) percent of any amounts the Lessor pays on Lessee's behalf as a penalty and reimbursement of costs in addition to the amount of any unpaid premium for which it will indemnify Lessor. Lessee shall continue to pay interest on any unpaid premium(s) at a rate of ten (10%) percent per month until the Lessor is fully indemnified.

Section 7.03 LESSOR'S RESPONSIBILITIES Except as to the damage caused by Lessee's negligence, Lessor shall be solely responsible for all maintenance, repairs of, replacement, and additions to the exterior of the Leased Premises, including but not limited to the roof, outside walls, inside walls, foundation, plumbing (other than internal fixtures), sidewalks, parking lot, corridors and any other area of the Premises not exclusively under the control of Lessee. Lessor shall be responsible for maintenance of the roof, building exterior, repair of parking areas and sidewalks if necessary only.

Section 7.04. LESSOR'S REPRESENTATIONS The Lessor represents and warrants as follows:

(1) The aggregate amount of taxes assessed for all purposes with respect to the Premises including without limitation, county, school and municipal taxes, for the twelve (12) months ended December 31, 2018 was $2,419.76;

(2) There are currently no unpaid tax assessments, and any such unpaid tax assessments are the responsibility and liability of the Lessor; and

(3) Notwithstanding Section 2.04 above, the Premises are suitable for the conduct of commercial, professional insurance services business without the necessity of internal or external repairs or renovations for compliance with any applicable laws, rules or regulations.

ARTICLE 8 - ALTERATIONS, IMPROVEMENTS AND FIXTURES

Section 8.02 FIXTURES Lessee shall have the right at any time and from time to time during the term and any extended term hereof at their sole cost and expense, to fix and install such property and equipment to, in, or on the Premises as they shall in his sole discretion deem advisable. Any such fixtures, equipment, or other property installed in or affixed to or on the Premises shall remain the property of Lessor, unless agreed otherwise in writing. Any damage resulting from installation or removal of said fixtures shall be repaired by Lessee at Lessee's sole cost and expense. If Lessor desires removal of any fixtures after termination or expiration, and Lessee fails to have them removed within thirty (30) days thereof, Lessor may cause them to be removed and Lessee shall be responsible for such cost.

Section 8.03 SIGNAGE Lessor will allow Lessee to install reasonable signage in any size and location as permitted by the local city ordinances. All signs shall be constructed, maintained and installed at Lessee's sole cost and expense and in a quality and workmanlike manner. Electrical connections, if applicable and permitted by Lessor, shall comply with the latest National Electrical Code. All wiring shall be enclosed in building standard raceway or wireway, if applicable. All electrical connections shall be wired to Lessee's panel and meter.

ARTICLE 9 - QUIET POSSESSION

Section 9.01 COVENANT OF QUIET POSSESSION Lessor shall, on the commencement date of the term of this Lease as hereinabove set forth, place Lessee in quiet possession of the Premises and shall secure them in the quiet possession thereof against all persons lawfully claiming the same during the entire lease term and each extension thereof.

ARTICLE 10 – HOLDOVER TENANCY

Section 10.01 HOLDOVER TENANCY In the event Lessee holds over beyond the expiration of the terms hereof, such holding over shall be immediately deemed a month to month tenancy only at the rental amount that as originally set forth, payable on the first day of each and every month thereafter until the tenancy is terminated in a manner provided by law.

ARTICLE 11 - CONDEMNATION

Section 11.01 ENTIRE PREMISES If during the term of this Lease or any extension or renewal thereof, all of the Premises should be taken for any public or quasi-public use under any law, ordinance, regulation, or by right of eminent domain, or should be sold to the condemning authority under threat of condemnation, this Lease shall terminate and the rent shall be abated during the unexpired portion of this Lease, effective as of the date of the taking of said Premises by the condemning authority.

Section 11.02 PARTIAL PREMISES If less than all of the Premises shall be taken for any public or quasi-public use under any law, ordinance, regulation, or by right of eminent domain or should be sold to the condemning authority under threat of condemnation, this Lease shall not terminate but Lessor shall forthwith at his sole expense, restore and reconstruct the building and other improvements, situated on the Premises, provided such restoration and reconstruction shall make the same reasonably tenable and suitable for the uses for which the premises are leased. The rent payable hereunder during the unexpired portion of this Lease shall be adjusted equitably.

Section 11.03 ALLOCATION OF AWARDS Lessee and Lessor shall be entitled to receive and retain such separate awards and portions of lump sum awards as may be allocated to their respective interest in any condemnation proceedings. The termination of this Lease shall not affect the rights of the respective parties to such awards.

ARTICLE 12 - DEFAULTS AND REMEDIES

Section 12.01 DEFAULT BY LESSEE The following events shall be deemed to be events of default by Lessee under this Lease:

(1) Lessee fails to pay any installment of rent due under this Lease and the failure continues for a period of fifteen (15) days.
(2) Lessee fails to comply with any term, provision, or covenant of this Lease, other than the payment of rent, and does not cure the failure within thirty (30) days after written notice of the failure to Lessee.
(3) Lessee makes an assignment for the benefit of creditors.
(4) Lessee vacates any substantial portion of the Premises for fifteen (15) or more days.

Section 12.02. REMEDIES FOR DEFAULT Lessor shall make its best efforts to mitigate damages to Lessee. On the occurrence of any event of default specified in Section 12.01, Lessor shall

have the option to pursue any one or more of the following remedies:

a.) Lessor may terminate this Lease after at least twenty-five (25) days' written notice, in which event Lessee shall immediately surrender the premises to Lessor. Lessor may, without prejudice to any other remedy that it may have for possession or arrearages in rent, enter on and take possession of the premises and remove all persons and property without being deemed guilty of any manner of trespass, and may re-let the premises, or any part of the premises, for all or any part of the remainder of the Lease term to a party satisfactory to Lessor at such monthly rental as Lessor with reasonable diligence is able to secure. Lessee agrees to pay Lessor on demand the amount of all loss and damage that Lessor suffers by reason of such termination, whether through inability to re-let the premises on satisfactory terms or otherwise.

b.) Lessor may enter on and take possession of the premises, after at least twenty-five (25) days' written notice, and re-let the premises for the benefit of Lessee on such terms as Lessor deems advisable and receive the rent for the re-letting. Lessee agrees to pay Lessor on demand any deficiency that may arise by reason of such re-letting.

c.) With ten (10) days prior written notice, the Lessor may enter on the Premises, without being liable for prosecution or any claim for damages for such entry and do whatever Lessee is obligated to do under the terms of this Lease to correct the default. Lessee agrees to reimburse Lessor on demand for any expenses that Lessor may incur in effecting compliance with Lessee's obligations under this Lease in this manner, and Lessee further agrees that Lessor shall not be liable for any damages resulting to Lessee from such action except for any negligence of the Lessor.

Section 12.03 ELECTION/WAIVER/COSTS No reentry or taking possession of the Premises by Lessor shall be construed as an election on its part to terminate this Lease, unless a written notice of such intention be given to Lessee. Notwithstanding any such re-letting or re-entry or taking possession, Lessor may at any time thereafter elect to terminate this Lease for a previous default. The loss or damage that Lessor may suffer by reason of termination of this Lease, or the deficiency from any re-letting as provided for above, shall include the expense of repossession. No waiver by Lessor of any default or breach by Lessee of any obligation shall be construed to be a waiver of rights of Lessor to any remedy resulting from a future default or breach by Lessee of any of Lessee's obligation. Lessee shall be responsible to the Lessor for any costs associated with any chosen method of remedy by the Lessor for breach by Lessee including, but not limited to, any court costs or reasonable attorney fees.

ARTICLE 13 - INSPECTION BY LESSOR

Section 13.01 INSPECTION Upon 24 hours' written notice provided by Lessor, Lessee shall permit Lessor and Lessor's agents to enter into and upon the Premises at all reasonable times for the purpose of inspecting the same or for the purpose of maintaining or making repairs or alterations to the building.

ARTICLE 14 -SUBORDINATION

Section 14.01 SUBORDINATION Lessor shall have the right at any time, and from time to time, to place upon the building and/or land on which the Premises are a part, or upon any underlying leasehold estate, a mortgage or mortgages which shall be wholly prior to the right of Lessee under this lease, and Lessee will, upon demand, execute any and all instruments deemed necessary by Lessor to effectuate subordination of this Lease to such mortgage.

ARTICLE 15 - ASSIGNMENT AND SUBLEASE

Section 15.01 ASSIGNMENT/SUBLEASE Except as hereinafter expressly provided, Lessee may only assign or sublet this Lease with the express written consent of the Lessor. Lessee may assign and/or sublet this Lease without the Lessor's prior consent to any affiliate of the Lessee and in connection with the sale of all or substantially all of the assets of the Lessee. "Affiliate" means any entity that controls, is controlled by or under common control with the Lessee. A sale or other transfer of a controlling interest in the Lessee shall not be treated as an assignment.

ARTICLE 16 – INDEMNIFICATION

Section 16.01 INDEMNIFICATION Lessee agrees to indemnify and hold harmless Lessor from any loss or risk of loss, injury or damage of any kind or nature that results from Lessee's use or occupancy of the Premises or from the negligence or knowledge of Lessee except when such injury is a result of Lessor's negligence.

ARTICLE 17 – NOTICES

Section 17.01 NOTICES All notices and payments shall be made to Lessor at the following address:

Fortman Brothers, LLC
<Insert address>
Ottawa, Ohio 45875
Phone (419)
Fax: (419)

All notices to Lessee shall be addressed as follows:

Fortman Insurance Services, LLC
Yaakov Beyman, Executive Vice-President
300 Boulevard of the Americas, Suite 105
Lakewood, NJ 08701

ARTICLE 18 – RENEWAL OPTION

Section 18.01 RENEWAL OPTIONS Prior to the expiration of the first term of this Lease Agreement, upon giving ninety (90) days written notice, the Lessee shall have the right and option to renew this Commercial Lease Agreement for two (2) successive renewal terms under the following terms and conditions:

Years 6-10	- $2,640.00/month
Years 11-15	- $2,904.00/month

ARTICLE 19 - MISCELLANEOUS

Section 19.01 PARTIES BOUND This agreement shall be binding upon and ensure to the benefit of the parties hereto and their respective heirs, executors, administrators, legal representatives, successors, and assigns permitted by this agreement.

Section 19.02 CHOICE OF LAW This agreement shall be construed under and in accordance with the laws of the State of Ohio, and all obligations of the parties created hereunder are performable in Putnam County, Ohio.

Section 19.03 LEGAL CONSTRUCTION In case any one or more of the provisions contained in this Lease Agreement shall for any reason be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision thereof and this Lease Agreement shall be construed as if such invalid, illegal, or unenforceable provision had never been contained herein.

Section 19.04 AMENDMENT No amendment, modification, or alteration of the terms hereof shall be binding, unless the same is in writing, dated subsequent to the date hereof, and duly executed by the parties hereto.

Section 19.05 RIGHTS AND REMEDIES The rights and remedies provided by this Lease are cumulative and the use of any one right or remedy by either party shall not preclude or waive its right to use any or all other remedies. Said rights and remedies are given in addition to any rights the parties may have by law, statute, ordinance, or otherwise.

Section 19.06 WAIVER OF DEFAULT No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this Lease Agreement shall be deemed to be a waiver of any breach of the same or any other term, condition, or covenant contained herein.

Section 19.07 EXCUSE Neither Lessor or Lessee shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by any act of God, strikes, lockouts, material or labor restriction by any governmental authority, civil right, floods, and any other cause not reasonably within the control of Lessor or Lessee in which by the

Section 19.06 WAIVER OF DEFAULT No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this Lease Agreement shall be deemed to be a waiver of any breach of the same or any other term, condition, or covenant contained herein.

Section 19.07 EXCUSE Neither Lessor or Lessee shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by any act of God, strikes, lockouts, material or labor restriction by any governmental authority, civil right, floods, and any other cause not reasonably within the control of Lessor or Lessee in which by the exercise of due diligence by Lessor or Lessee is unable, fully or in part, to prevent or overcome.

IN WITNESS WHEREOF, the undersigned Lessor and Lessee hereto execute this agreement as of the date and year first written above.

LESSOR:
Fortman Brothers, LLC
By its Member:

Witness

Jonathan Fortman, Member

LESSEE:
FORTMAN INSURANCE SERVICES, LLC

By its Manager:

Witness

Ezra S. Beyman, Manager

STATE OF OHIO)
) SS:
COUNTY OF PUTNAM)

The foregoing instrument was acknowledged before me this 1st day of May 2019, by Jonathan Fortman, the authorized Member of **Fortman Brothers, LLC**, an Ohio limited liability company, on behalf of the company.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

Notary Public

Gregory J. Hermiller
Attorney at Law
Notary Public, State of Ohio
My Commission Has No Expiration Date

Section 19.06 WAIVER OF DEFAULT No waiver by the parties hereto of any default or breach of any term, condition, or covenant of this Lease Agreement shall be deemed to be a waiver of any breach of the same or any other term, condition, or covenant contained herein.

Section 19.07 EXCUSE Neither Lessor or Lessee shall be required to perform any term, condition, or covenant in this Lease so long as such performance is delayed or prevented by any act of God, strikes, lockouts, material or labor restriction by any governmental authority, civil right, floods, and any other cause not reasonably within the control of Lessor or Lessee in which by the exercise of due diligence by Lessor or Lessee is unable, fully or in part, to prevent or overcome.

IN WITNESS WHEREOF, the undersigned Lessor and Lessee hereto execute this agreement as of the date and year first written above.

LESSOR:
Fortman Brothers, LLC
By its Member:

____
Witness

____
Jonathan Fortman, Member

LESSEE:
FORTMAN INSURANCE SERVICES, LLC

By its Manager:

____
Witness

____
Ezra S. Beyman, Manager

STATE OF OHIO)
) **SS:**
COUNTY OF PUTNAM)

The foregoing instrument was acknowledged before me this ___ day of May 2019, by Jonathan Fortman, the authorized Member of **Fortman Brothers, LLC**, an Ohio limited liability company, on behalf of the company.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

____
Notary Public

STATE OF NJ)
) SS:
COUNTY OF Ocean)

The foregoing instrument was acknowledged before me this 30 day of Apr 2019, by Ezra S. Beyman, the authorized Manager of Fortman Insurance Services, LLC, an Ohio limited liability company, on behalf of the company.

IN WITNESS WHEREOF I have hereunto set my hand and official seal.

Notary Public

2055314.v1

DAVID SILBER
NOTARY PUBLIC OF NEW JERSEY
My Commission Expires Dec. 11, 2023
Commission # 50095246

COMMERCIAL LEASE

THIS DOCUMENT WITNESSES AN AGREEMENT effective upon the signing of this Agreement, by and between:

E.S. FAWCETT, a single man, of P.O. Box 128, Cadillac, Michigan 49601, hereinafter referred to as LESSOR",

AND: **Employee Benefits Solutions, LLC., a Michigan Limited Liability Company,** P.O. Box 234, Cadillac, MI, hereinafter referred to as "LESSEE",

agree as follows:

1. PREMISES: Lessor, as owner, and in consideration of the rents to be paid and the covenants and agreements to be performed by Lessee, does hereby lease and demise unto Lessee, the following described premises (the "Premises"): The North 79' of the Building located at 272 Bell Avenue, Cadillac, Michigan 49601 and shared adjacent parking.

2. TERM: The term of this Agreement shall be five years commencing on October 1, 2019, and terminating on September 30, 2024.

3. RENT: The rental for the first TWO years of this Agreement shall be TWO THOUSAND FOUR HUNDRED DOLLARS ($2,400.00) per month payable on the 1st day of each month starting October 1, 2019 through September 30, 2021. The rental for the remaining THREE years of this Agreement shall be TWO THOUSAND SIX HUNDRED DOLLARS ($2,600.00) per month payable on the 1st day of each month starting October 1, 2021 thru September 30, 2024.

4. COVENANTS OF LESSEE:

(a) USE: Lessee covenants that the premises shall be used for selling insurance and related business and that said premises shall be used and occupied by Lessee, or their assigns for no other purpose, without the written consent of Lessor. It is the Lessee's responsibility to obtain, at Lessee's expense, any necessary state, federal, county and/or township permits or licenses to conduct said business.

(b) ASSIGNMENT OR SUB-LETTING: Lessee covenants and agrees that it will neither assign nor transfer this Agreement nor merge nor sub-let any part of the premises without the written consent of Lessor.

(c) ALTERATIONS, IMPROVEMENTS OR ADDITIONS: Lessee understands and agrees that Lessor is furnishing the Premises in an "as is". All Alterations made by Lessee shall become part of the Premises at the time of their installation and shall remain on the Premises at the expiration of the termination of the term of this Lease.

(d) MAINTENCE, UTILITIES AND SERVICES: Lessee agrees to pay in addition to the rental provided herein in Paragraph 3, the expense of all utilities, including, but not limited to, electricity, sewer, water, heat, gas and telephone, and the expenses of all services utilized by Lessee, including, but not limited to, removal of garbage and rubbish, janitorial services, and any and all snow removal at the Premises and the adjacent parking lot. Lessee understands and agrees that it shall have the obligation to remove snow from roof as necessary and this is specifically **not** Lessor's responsibility. Lessee agrees to maintain all other parts of the structure including, but not limited to, the tile floors and any and all overhead doors and walk-in doors, if any. The monthly sewer and water charges will be billed to Lessee by Lessor on a quarterly basis.

(e) INSURANCE ON CONTENTS: Lessee covenants and agrees to carry, at Lessee's expense, insurance upon Lessee's merchandise and other contents as well as glass coverage on the premises; if applicable.

(f) PUBLIC LIABILITY AND PROPERTY DAMAGE: Lessee covenants and agrees that they will protect, defend, indemnify and save Lessor harmless from any and all liability for injury or damage of any kind to persons or property occurring upon, around, or within the premises during the term of this Agreement, due to Lessee's operation, including any costs and legal fees incurred in defending any claims made against Lessor. Lessee shall maintain in full force and effect, during the term of this Agreement, public liability insurance in amounts not less than hereinafter specified:

$1,000,000.00 Property Damage

$1,000,000.00 Death or injury to one or more persons in any one accident.

At Lessor's request, Lessee shall provide, in writing, evidence of such insurance coverage.

(g) DECORATING AND INSTALLING SIGNS: Lessee may, at Lessee's expense, cause the premises to be painted and decorated as to the interior portion thereof. Lessee further agrees to secure, at Lessee's expense, from appropriate governmental units, any necessary permits for any advertising signs Lessee may desire to erect upon or hang from the exterior of the premises.

(h) TAXES: Lessee covenants and agrees to pay all personal property and business taxes levied or assessed on the equipment, inventory, or other personal property and other contents of the premises, promptly. Lessor shall be responsible for real property taxes on the Premises.

(i) INDEMNIFICATION: To the maximum extent permitted by law, the Lessee shall indemnify and save the Lessor, his heirs, personal representatives, successors, trustees, agents and assigns harmless from and against all costs, expenses, liabilities, losses, damages, injunctions, suits, actions, fines, penalties, claims and demands of every kind or nature, including reasonable attorney fees, by or on behalf of any person, party or governmental authority whatsoever arising out of:

(a) Failure by the Lessee to perform any of its obligations under this Agreement;

(b) Any accident, injury or damage which occurs in or about the premises;

(c) Any matter arising out of the condition, occupation, maintenance, alteration, repair, use or operation of the premises or a part of it by the Lessee;

(d) Any and all claims arising out of the contamination of the premises under any local, state or federal law, ordinance or regulation relating to hazardous materials (defined below).

"Hazardous materials" shall mean any flammable explosive, radioactive materials, hazardous waste, toxic substances or related materials, including without limitation, any substance defined as or included in the definition of "hazardous substance," "hazardous waste," "hazardous materials," "toxic substances," "contaminants" or "pollutants" under any applicable federal or state laws or regulations.

(j) USE OF HAZARDOUS SUBSTANCES OR MATERIALS: Lessee covenant s and agrees that they have not and shall not, during the course and term of this Agreement, permit the use or storage of any hazardous substances or materials upon the premises. In the event of such use, or in the event of spillage of such substances or materials and extending beyond the term of this Agreement, Lessee agrees and shall fully indemnify and hold Lessor harmless from any and all liability, costs, suits, damages, clean up, or the like occasioned by such use or spillage. Lessor reserves the right to enter upon the premises for the purposes of having hazardous substances or materials tested or evaluated and for the purpose of having evaluations of the procedures instituted by Lessee for the handling of such materials and substances. Contamination introduced by Lessee and/or their employees or agents upon the property may be grounds for termination of this Agreement by Lessor.

(k) RIGHT OF ENTRY: Lessee agrees that Lessor, his agents or other representatives shall have the right, without abatement of rent, to enter into and upon the premises, or any part thereof, at all reasonable hours, for the purpose of inspecting the same and of making such repairs or alterations to the demised premises as may be necessary for the safety and preservation thereof. Lessee further agrees that Lessor shall have the right, within thirty (30) days prior to the expiration of this Agreement, to post "For Sale" or "For Rent" signs upon said premises and to exhibit the premises to prospective tenants.

(l) SURRENDER OF PREMISES: Lessee agrees that, upon the expiration of the term of this Agreement, that Lessee shall remove their property from the premises, shall return all keys to Lessor, and shall peaceably surrender the premises to Lessor in as good condition and order as at the commencement of the term hereof. At the termination or expiration of this Agreement, Lessee agrees to remove all trash and leave the premises in its condition at the time this Agreement

is executed. Reasonable wear and tear is allowed and shall not constitute a violation of this Agreement

(m) AUTHORITY TO EXECUTE AGREEMENT AND DOCUMENTS: Lessee represents and warrants that it and its agents signing below have the authority to enter into this Agreement and execute any documents in connection therewith.

5. <u>COVENANTS OF LESSOR</u>:

(a) QUIET ENJOYMENT: Lessor hereby covenants and agrees that Lessee, on paying the aforementioned rent and performing the aforementioned covenants, shall peacefully and quietly have, hold and enjoy the premises for the term of this Agreement and any renewal hereof.

6. <u>FIRE AND OTHER CASUALTY LOSS</u>: In the event of damage to the Premises by fire or other casualty, Lessee shall be relieved of the rental payments hereunder for such times as they are unable to occupy the Premises in the usual course of its business. Lessor shall undertake to repair the damage with reasonable dispatch; however, in the event the Premises are not made ready for occupancy within six (6) months after such damage or loss, Lessee may, at Lessee's option, by written notice to Lessor, cancel this Lease. In the event only a portion of the Premises cannot be occupied as a result of such loss, and Lessee able to continue business in the portion not damaged, then the rental for the period of time that the entire premises cannot be occupied shall be pro-rated on the basis of that portion of the premises which can be occupied to the total monthly minimum rental.

7. <u>CONDITION OF PREMISES AT TIME OF AGREEMENT</u>: The Lessee acknowledges that the premises have been examined by their representatives or themselves prior to the making of this Agreement, and the condition thereof is known to Lessee, and that no representations as to the condition or state of repairs thereof have been made by the Lessor, or its agents, which are not herein expressed, and the Lessee hereby accept the premises in its present condition at the date of the execution of this Agreement. Lessee accept the premises as is and where is.

8. <u>DEFAULT</u>: The following events shall be deemed to be events of default by Lessee under this Agreement:

(a) Lessee shall fail to pay any installment of the rent hereby reserved and such failure shall continue for a period of five (5) days following the day on which said payment became due. Any installment of rent which shall be late by five (5) days or more shall bear a late payment penalty of ten (10%) percent of the amount of such rental payment for that month that rent was paid late. If Lessee are more than fifteen (15) days late in making a rental payment, and shall not cure such failure within 10 days of written notice to Lessee, Lessee shall be considered in Default and considered to have breached this Agreement. In that event this Agreement shall be considered terminated and Lessee must immediately vacate the premises. However, this does not relieve Lessee from their responsibility to pay the remaining rental amounts as described in this Agreement.

(b) Lessee shall fail to comply with any terms, provisions, or covenants of this Agreement and shall not cure such failure within ten (10) days after written notice thereof to Lessee.

(c) Lessee shall become insolvent or shall make a transfer in fraud of creditors, or shall make an assignment for the benefit of creditors.

(d) Lessee shall file a petition under any section or chapter of the Federal Bankruptcy Laws, as amended, or under any similar law or statute of the United States, or any State thereof, or Lessee shall be adjudged bankrupt or insolvent in proceedings filed against Lessee thereunder.

(e) A Receiver or Trustee shall be appointed for all or substantially all, of the assets of Lessee.

(f) Lessee shall desert or vacate the premises.

Upon the occurrence of any of such events of default, Lessor shall have the option to pursue any one or more of the following remedies:

> (i) Terminate this Agreement, in which event, Lessee shall immediately surrender the premises to Lessor and, if Lessee fail so to do, Lessor may, without prejudice to any other remedy which they may have for possession or arrearage in rent, enter upon and take possession of the premises and expel or remove Lessee and any other person who may be occupying the premises or any part thereof, by force, if necessary, without being liable for prosecution or any claim for damages therefore; and Lessee agree to pay to Lessor on demand, the amount of all loss and damage which Lessors may suffer by reason of such termination, whether through inability to re-let the premises on satisfactory terms or otherwise.
>
> (ii) Enter upon and take possession of the premises and expel or remove Lessee and any other person who may be occupying said premises or any part thereof, by force, if necessary, without damages therefore, and re-let the premises and receive rent therefore; and Lessee agree to pay to Lessor, on demand, any deficiency that may arise by reason of such re-letting.

Pursuit of any of the foregoing remedies shall not preclude pursuit of any of the other remedies herein provided, or any other remedies provided by law, nor shall pursuit of any remedy herein provided constitute a forfeiture or waiver of any rent due to Lessor hereunder, or of any damages accruing to Lessor by reason of the violation of any of the terms, provisions and covenants herein contained. No waiver by either party of any violation or breach of any of the terms, provisions or covenants herein contained shall be deemed or construed to constitute a waiver of any other violation or breach of any of the terms, provisions and covenants herein contained.

9. WAIVER: One or more waivers of any covenant or condition by the Lessor shall not be construed as a waiver of a further breach of the same covenant or condition.

10. NOTICES: Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered, whether actually received or not, when deposited in the United States mail, postage prepaid, registered or certified mail, return receipt requested, addressed to the parties hereto, at their respective addresses set out opposite their names below, or at such other address as they have theretofore specified by written notice delivered in accordance herewith:

LESSOR: E.S. FAWCETT
P.O. Box 128
Cadillac, MI 49601

LESSEE: YAAKOV BEYMAN
C/O Reliance Global Group
300 Boulevard of the Americas
Suite 105
Lakewood, NJ 08701

OR

Mark Sisson
Chief Operating Officer
P.O. Box 234
Cadillac, MI 49601

11. RIGHTS OF SUCCESSORS AND ASSIGNS: The covenants, conditions and agreements contained in this Agreement shall bind and inure to the benefit of Lessor and Lessee and their respective heirs, executors, administrators, legal representatives, successors and assigns.

12. LIENS: The Lessee shall do all things necessary to prevent the filing of any mechanics or other liens against the premises or part thereof by reason of work, labor, services, equipment installed or materials supplied or claimed to have been supplied to the Lessee, or anyone holding the premises, or any part thereof, through or under the Lessee. Any contractor or person that is to perform work or install/supply equipment on the premises must sign a lien waiver before the work begins. If any such lien shall at any time be filed against the Lessee's interest in the premises, then the Lessee shall either cause the same to be discharged of record within thirty (30) days after the date of filing of the same, or, if the Lessee, in the Lessee's discretion and in good faith determines that such lien should be contested, the Lessee shall furnish such security as may be necessary or required to prevent any foreclosure proceedings against the Lessee's interest in the premises during the pendency of such contest. If the Lessee shall fail to discharge such lien within such period or fail to furnish such security, then, in addition to any other right or remedy of the Lessor resulting from the Lessee's default, the Lessor may, but shall not be obligated to, discharge

the same either by paying the amount claimed to be due or by procuring the discharge of such lien by giving security or in such other manner as is, or may be, prescribed by law. Nothing contained herein shall imply any consent or agreement on the part of the Lessor to subject the Lessor's estate to liability under any mechanics or other lien law. Lessee shall repay the Lessor, as additional rental, on demand, all sums disbursed or deposited by the Lessor pursuant to the foregoing provisions of this paragraph, including Lessor's costs, expenses, and reasonable attorney fees incurred by the Lessor in connection therewith.

13. ENTIRE AGREEMENT: This Agreement contains the entire agreement of the parties with respect to the transactions in this Agreement, set forth, and this Agreement may not be amended, modified, release or discharged, in whole or in part, except by an instrument in writing signed by both of the parties hereto.

14. AUTHORITY TO ENTER INTO LEASE: Lessee warrants that it is a Michigan Limited Liability Company duly organized, validly existing, and in good standing under the laws of the State of Michigan, and, further, is properly authorized, according to its membership Agreement and adopted resolutions, to enter into and carry out the transactions contemplated by this Agreement. When executed, this Agreement and all instruments necessary to carry out the transactions contemplated by this Agreement will be legal, valid, and binding obligations of each party signing this Lease on behalf of Lessee.

15. COUNTER PARTS: This Agreement may be executed simultaneously in two or more counter parts, each of which shall be deemed an original, but all of which shall constitute one in the same instrument.

16. SEVERABILITY: Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only as to the extent of such prohibition and invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

IN WITNESS WHEREOF, the undersigned parties agree to accept responsibility and agree to all obligations set forth in this Agreement.

"LESSOR"

E. S. Fawcett

"LESSEE"
Employee Benefits Solutions, LLC,
a Michigan limited liability company

BY: ______________________
Yaakov Beyman, Its authorized member

BY: ______________________
Mark Sisson, Its Chief Operating Officer